UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 1, 2005
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We filed a Form 8-K dated February 1, 2005, with regard to the acquisition of Magnolia Square without the requisite financial information. Accordingly we are filing this Form 8-K/A to include that financial information.

Item 9.01. Financial Statements, ProForma Financial Information and Exhibits
  Financial Statements

Index to Financial Statements
Page
Inland Western Retail Real Estate Trust, Inc.:

Reports of Independent Registered Public Accounting Firm	F-1

Consolidated Balance Sheets at December 31, 2004 and 2003	F-3

Consolidated Statements of Operations for the year ended December 31, 2004 and the period from March 5, 2003 (inception) through December 31, 2003	F-5

Consolidated Statement of Stockholders' Equity for the year ended December 31, 2004 and for the period from March 5, 2003 (inception) to December 31, 2003	F-6

Consolidated Statements of Cash Flows for the year ended December 31, 2004 and the period from March 5, 2003 (inception) to December 31, 2003	F-7

Notes to Consolidated Financial Statements	F-9

Real Estate and Accumulated Depreciation (Schedule III)	F-28

Pro Forma Consolidated Balance Sheet (unaudited) at December 31, 2004	F-35

Notes to Pro Forma Consolidated Balance Sheet (unaudited) at December 31, 2004	F-37

Pro Forma Consolidated Statement of Operations (unaudited) for the year ended December 31, 2004	F-39

Notes to Pro Forma Consolidated Statement of Operations (unaudited) for the year ended December 31, 2004	F-41

Henry Town Center:

Independent Auditors' Report	F-46

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-47

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)	F-48

The Properties Acquired from Ceruzzi Holdings:

Independent Auditors' Report	F-50

Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-51

Notes to the Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-52

Properties Acquired from FFI American Market Fund, L.P.:

Independent Auditors' Report	F-54

Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-55

Notes to the Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-56

Shoppes at Lake Andrew:

Independent Auditors' Report	F-58

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-59

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-60

Mesa Fiesta:

Independent Auditors' Report	F-62

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-63

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-64

Midtown Center:

Independent Auditors' Report	F-66

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-67

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-68

Trenton Crossing:

Independent Auditors' Report	F-70

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-71

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-72

Properties Acquired from Weber & Company:

Independent Auditors' Report	F-74

Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-75

Notes to the Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-76

Stateline Station:

Independent Auditors' Report	F-78

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-79

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004	F-80

McAllen Shopping Center:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 (unaudited)	F-82

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 (unaudited)	F-83

23rd Street Plaza:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 (unaudited)	F-84

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 (unaudited)	F-85

Phenix Crossing:

Historical Summary of Gross Income and Direct Operating Expenses for the period from July 1, 2004 (commencement of operations) through December 31, 2004 (unaudited)	F-86

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from July 1, 2004 (commencement of operations) through December 31, 2004 (unaudited)	F-87

Magnolia Square:

Historical Summary of Gross Income and Direct Operating Expenses for the period from February 1, 2004 (commencement of operations) through December 31, 2004 (unaudited)	F-88

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from February 1, 2004 (commencement of operations) through December 31, 2004 (unaudited)	F-89

Cottage Plaza:

Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) through December 31, 2004 (unaudited)	F-90

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) through December 31, 2004 (unaudited)	F-91

Village at Quail Springs:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 (unaudited)	F-92

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 (unaudited)	F-93

Holliday Town Center:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 (unaudited)	F-94

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 (unaudited)	F-95

High Ridge Crossing:

Historical Summary of Gross Income and Direct Operating Expenses for the period from May 17, 2004 (commencement of operations) through December 31, 2004 (unaudited)	F-96

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from May 17, 2004 (commencement of operations) through December 31, 2004 (unaudited)	F-97

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Principal Accounting Officer
Date:	February 1, 2005

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

Inland Western Retail Real Estate Trust, Inc.:

We have audited the accompanying consolidated balance sheets of Inland Western Retail Real Estate Trust, Inc. as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2004 and the period from March 5, 2003 (inception) to December 31, 2003. In connection with our audit of the consolidated financial statements, we also have audited the financial statement schedule III. These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Inland Western Retail Real Estate Trust, Inc. as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the year ended December 31, 2004 and the period from March 5, 2003 (inception) to December 31, 2003, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of Inland Western Retail Real Estate Trust, Inc.'s internal control over financial reporting as of December 31, 2004, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 3, 2005 expressed an unqualified opinion on management's assessment of, and the effective operation of, internal control over financial reporting.

KPMG LLP

Chicago, Illinois

March 3, 2005

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

Inland Western Retail Real Estate Trust, Inc.:

We have audited management's assessment, included in the accompanying Management's Report on Internal Control Over Financial Reporting, that Inland Western Retail Real Estate Trust, Inc. maintained effective internal control over financial reporting as of December 31, 2004, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on management's assessment and an opinion on the effectiveness of the Company's internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, evaluating management's assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, management's assessment that Inland Western Retail Real Estate Trust, Inc. maintained effective internal control over financial reporting as of December 31, 2004, is fairly stated, in all material respects, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Also, in our opinion, Inland Western Retail Real Estate Inc. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2004, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Inland Western Retail Real Estate Trust, Inc. as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2004 and the period from March 3, 2003 (inception) to December 31, 2003, and our report dated March 3, 2005 expressed an unqualified opinion on those consolidated financial statements. In connection with our audit of the consolidated financial statements, we also have audited the financial statement schedule III.

KPMG LLP

Chicago, Illinois

March 3, 2005

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Balance Sheets
 (Amounts in thousands)

Assets
	December 31,	December 31,
	2004	2003
Investment properties:
Land	$575,032	$36,280
Building and other improvements	2,654,585	86,440

	3,229,617	122,720
Less accumulated depreciation	(36,290)	(141)

Net investment properties	3,193,327	122,579

Cash and cash equivalents (including cash held by management company of $8,574 and $239 as of December 31, 2004 and 2003, respectively)	241,224	64,381
Restricted cash (Note 2)	65,923	-
Restricted escrows (Note 2)	17,105	-
Investment in marketable securities and treasury contracts	1,287	-
Investment in unconsolidated joint ventures (Note 9)	75,261	-
Accounts and rents receivable (net of allowance of $346 and $0 as of December 31, 2004 and 2003, respectively)	19,962	1,148
Due from affiliates (Note 3)	654	919
Note receivable (Note 6)	31,772	7,552
Acquired in-place lease intangibles and customer relationship value (net of accumulated amortization of $9,976 and $52 as of December 31, 2004 and 2003, respectively)	240,116	8,754
Acquired above market lease intangibles (net of accumulated amortization of $3,124 and $5 as of December 31, 2004 and 2003, respectively)	40,774	1,590
Loan fees, leasing fees and loan fee deposits (net of accumulated amortization of $755 and $25 as of December 31, 2004 and 2003, respectively)	19,472	3,998
Other assets	8,939	1,181

Total assets	$3,955,816	$212,102

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Balance Sheets
(continued)
(Amounts in thousands)

Liabilities and Stockholder's Equity
	December 31,	December 31,
	2004	2003
Liabilities:
Mortgages and notes payable (Note 7)	$1,783,114	$29,627
Accounts payable	1,692	150
Accrued offering costs due to affiliates	2,880	1,369
Accrued interest payable	4,306	-
Tenants improvements payable	5,096	5
Accrued real estate taxes	4,254	1,392
Distributions payable	11,378	928
Security deposits	3,679	108
Line of credit (Note 8)	-	5,000
Prepaid rental income and other liabilities	7,765	179
Advances from sponsor (Note 3)	3,523	1,203
Acquired below market lease intangibles (net of accumulated amortization of $4,718 and $15 as of December 31, 2004 and 2003, respectively)	85,986	5,910
Restricted cash liability (Note 2)	65,923	-
Due to affiliates	957	2,502

Total liabilities	1,980,553	48,373

Minority interests	89,537	-

Stockholders' equity:
Preferred stock, $.001 par value, 10,000 shares authorized, none outstanding	-	-
Common stock, $.001 par value, 250,000 shares authorized, 217,458 and 18,737 shares issued and outstanding as of December 31, 2004 and 2003, respectively	217	19
Additional paid in capital (net of offering costs of $234,014 and $22,145 as of December 31, 2004 and 2003, respectively, of which $175,509 and $16,860 was paid or accrued to affiliates as of December 31, 2004 and 2003, respectively)	1,940,018	165,169
Accumulated distributions in excess of net income (loss)	(54,750)	(1,459)
Accumulated other comprehensive income	241	-

Total stockholders' equity	1,885,726	163,729

Commitments and contingencies (Note 12)
Total liabilities and stockholders' equity	$3,955,816	$212,102

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Operations
(Amounts in thousands, except per share amounts)
	Year Ended	Period from March 5, 2003 (inception) through
	December 31, 2004	December 31, 2003
Income:
Rental income	$106,425	$607
Tenant recovery income	23,155	138
Other property income	825	-

Total income	130,405	745

Expenses:
General and administrative expenses to affiliates	1,852	177
General and administrative expenses to non-affiliates	3,005	283
Property operating expenses to affiliates	5,382	16
Property operating expenses to non-affiliates	14,064	31
Real estate taxes	13,076	96
Depreciation and amortization	47,973	217

Total expenses	85,352	820

Operating income (loss)	$45,053	(75)

Other income	3,681	38
Interest expense	(33,175)	(136)
Realized loss on sale of treasury contracts	(3,667)	-
Minority interests	398	-
Equity in earnings (losses) of unconsolidated entities	(589)	-

Net income (loss)	$11,701	(173)

Other comprehensive income:
Unrealized gain on investment securities	241	-

Comprehensive income (loss)	$11,942	$(173)

Net income(loss) per common share, basic and diluted	$.12	$(.07)

Weighted average number of common shares outstanding, basic and diluted	98,563	2,521

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
 (A Maryland Corporation)

Consolidated Statements of Stockholders' Equity

For the year ended December 31, 2004 and for the period from March 5, 2003 (inception) to December 31, 2003

(Amounts in thousands)
	Number of Shares	Common Stock	Additional Paid-in Capital	Accumulated Distributions in excess of Net Income (Loss)	Accumulated Other Comprehensive Income	Total
Balance at March 5, 2003 (inception)	-	$-	$-	$-	$-	$-

Net loss	-	-	-	(173)	-	(173)
Distributions declared (.15 per weighted average number of common shares outstanding)	-	-	-	(1,286)	-	(1,286)
Proceeds from offering	18,718	19	187,066	-	-	187,085
Offering costs	-	-	(22,145)	-	-	(22,145)
Proceeds from dividend reinvestment program	19	-	181	-	-	181
Issuance of stock options and discounts on shares issued to affiliates	-	-	67	-	-	67

Balance at December 31, 2003	18,737	$19	$165,169	$(1,459)	$-	$163,729

Net income	-	-	-	11,701	-	11,701
Unrealized gain on investment securities	-	-	-	-	241	241
Distributions declared (.66 per weighted number of common shares outstanding)	-	-	-	(64,992)	-	(64,992)
Proceeds from offering	195,671	195	1,955,517	-	-	1,955,712
Offering costs	-	-	(211,869)	-	-	(211,869)
Proceeds from dividend reinvestment program	3,060	3	29,067	-	-	29,070
Shares repurchased	(10)	-	(193)	-	-	(193)
Shares obligated to be repurchased as of December 31, 2004	-	-	(472)	-	-	(472)
Contribution from sponsor advances	-	-	2,369	-	-	2,369
Issuance of stock options and discounts on shares issued to affiliates	-	-	430	-	-	430

Balance at December 31, 2004	217,458	$217	$1,940,018	(54,750)	$241	$1,885,726

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
 (A Maryland Corporation)

Consolidated Statements of Cash Flows

(Amounts in thousands)
	Year Ended	Period from March 5, 2003 (inception) through
	December 31, 2004	December 31, 2003
Cash flows from operations:
Net income (loss)	$11,701	$(173)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	36,149	140
Amortization	11,824	77
Amortization of acquired above market leases	3,119	5
Amortization of acquired below market leases	(4,703)	(15)
Rental income under master leases	3,025	-
Straight line rental income	(3,886)	-
Straight line lease expense	919	-
Minority interests	(398)	-
Loss from investments in unconsolidated entities	589	-
Issuance of stock options and discount on shares issued to affiliates	430	5
Realized loss on sale of treasury contracts	3,667	-
Changes in assets and liabilities:
Accounts and rents receivable net of change in allowance of $346 and $0 for December 31, 2004 and 2003, respectively.	(14,928)	(1,148)
Other assets	(3,276)	-
Accounts payable	1,542	307
Accrued interest payable	4,306	-
Accrued real estate taxes	3,674	1,241
Security deposits	3,571	108
Prepaid rental income and other liabilities	6,195	177
Net cash flows provided by operating activities	63,520	724
Cash flows from investing activities:
Purchase of investment securities and treasury contracts	(4,713)	-
Restricted escrows	(17,105)	-
Purchase of investment properties	(3,002,437)	(122,720)
Acquired in-place lease intangibles and customer relationship value	(241,286)	(8,806)
Acquired above market leases	(42,303)	(1,596)
Acquired below market leases	84,779	5,926
Contributions from minority interests - joint ventures	95,568	-
Distributions to minority interests - joint ventures	(5,251)	-
Purchase of unconsolidated joint ventures	(76,232)	-
Interest capitalized for real estate under development	(85)	-
Payment of leasing fees	(761)	-
Tenant improvements payable	4,570	-
Other assets	(4,482)	(831)
Funding of notes receivable	(31,772)	(7,552)
Due to affiliates	(1,545)	2,154
Net cash flows used in investing activities	(3,243,055)	(133,425)

See accompanying notes to consolidated financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Consolidated Statements of Cash Flows

(continued)

(Amounts in thousands)
	Year Ended	Period from March 5, 2003 (inception) through
	December 31, 2004	December 31, 2003
Cash flows from financing activities:
Proceeds from offering	1,955,712	187,146
Proceeds from the dividend reinvestment program	29,070	181
Shares repurchased	(193)	-
Payment of offering costs	(210,358)	(20,775)
Proceeds from mortgage debt and notes payable	1,653,523	29,627
Principal payments on mortgage debt	(175)	-
Proceeds from unsecured line of credit	165,000	5,000
Payoff of unsecured line of credit	(170,000)	-
Payment of loan fees and deposits	(16,613)	(4,023)
Distributions paid	(54,542)	(358)
Due from affiliates	2,585	(919)
Advances from advisor	-	1,203
Contribution from sponsor advances	2,369	-
Net cash flows provided by financing activities	3,356,378	197,082

Net increase in cash and cash equivalents	176,843	64,381
Cash and cash equivalents, at beginning of period	64,381	-
Cash and cash equivalents, at end of period	$241,224	$64,381

Cash paid for interest, net of interest capitalized of $85	$28,869	136

Restricted cash	$(65,923)	-
Restricted cash liability	65,923	-

Due from sponsor	$(654)
Due to sponsor	654

Share repurchase program	$(472)
Share repurchase program liability	472

Supplement schedule of non-cash investing and financing activities:
Purchase of investment properties	$(3,113,038)	(121,868)
Assumption of mortgage debt	100,139	-
Write-off of acquisition reserve	521	-
Purchase price adjustments	2,389	(852)
Conversion of mortgage receivable to investment property	7,552	-

	$(3,002,437)	(122,720)

Distributions payable	$11,378	928

Accrued offering costs payable	$2,880	1,369

Write-off of fully amortized loan fees	$1,170	-

See accompanying notes to financial statements

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
 (A Maryland Corporation)

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

(1)  Organization and Basis of Accounting

Inland Western Retail Real Estate Trust, Inc. (the "Company") was formed on March 5, 2003 to acquire and manage a diversified portfolio of real estate, primarily multi-tenant shopping centers. The Advisory Agreement provides for Inland Western Retail Real Estate Advisory Services, Inc. (the "Business Manager" or "Advisor"), an Affiliate of the Company, to be the Business Manager or Advisor to the Company. On September 15, 2003, the Company commenced an initial public offering (the initial public offering) of up to 250,000,000 shares of common stock at $10 each and the issuance of 20,000,000 shares at $9.50 each which may be distributed pursuant to the Company's distribution reinvestment program. The Company registered a second offering (the second offering) that became effective on December 28, 2004 with the Securities and Exchange Commission for up to 250,000,000 shares of common stock at $10 each and up to 20,000,000 shares at $9.50 each pursuant to the distribution reinvestment program. Sales of shares in the second offering began in early January 2005.

The Company is qualified and has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, for federal income tax purposes commencing with the tax year ending December 31, 2003. Since the Company qualifies for taxation as a REIT, the Company generally will not be subject to federal income tax to the extent it distributes at least 90% of its REIT taxable income to its stockholders. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate tax rates. Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and federal income and excise taxes on its undistributed income.

The Company provides the following programs to facilitate investment in the Company's shares and to provide limited liquidity for stockholders.

The Company allows stockholders who purchase shares in the initial public offering and second offering to purchase additional shares from the Company by automatically reinvesting distributions through the distribution reinvestment program ("DRP"), subject to certain share ownership restrictions. Such purchases under the DRP are not subject to selling commissions or the marketing contribution and due diligence expense allowance, and are made at a price of $9.50 per share.

The Company will repurchase shares under the share repurchase program ("SRP"), if requested, at least once quarterly on a first-come, first-served basis, subject to certain restrictions. Subject to funds being available, the Company will limit the number of shares repurchased during any calendar year to 5% of the weighted average number of shares outstanding during the prior calendar year. Funding for the SRP will come exclusively from proceeds that the Company receives from the sale of shares under the DRP and such other operating funds, if any, as the Company's board of directors, at its sole discretion, may reserve for this purpose. The board, at its sole discretion, may choose to terminate the share repurchase program after the end of the offering period, or reduce the number of shares purchased under the program, if it determines that the funds allocated to the SRP are needed for other purposes, such as the acquisition, maintenance or repair of properties, or for use in making a declared distribution. A determination by the board to eliminate or reduce the share repurchase program will require the unanimous affirmative vote of the independent directors. As of December 31, 2004, the Company had repurchased 10,350 shares for $192,667.

The accompanying Consolidated Financial Statements include the accounts of the Company, as well as all wholly owned subsidiaries and consolidated joint venture investments. Wholly owned subsidiaries generally consist of limited liability companies (LLC's) and limited partnerships (LP's). The effects of all significant intercompany transactions have been eliminated.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

(continued)

The Company would consolidate certain property holding entities and other subsidiaries that it owns less than a 100% equity interest if the entity is a variable interest entity ("VIE") and it is the primary beneficiary (as defined in FASB Interpretation 46(R) Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51, as revised ("FIN 46(R)")). For joint ventures that are not VIE's of which the Company owns less than 100% of the equity interest, the Company consolidates the property if it receives substantially all of the economics or has the direct or indirect ability to make major decisions. Major decisions are defined in the respective joint venture agreements and generally include participating and protective rights such as decisions regarding major leases, encumbering the entities with debt and whether to dispose of the entities.

The Company has a 95% ownership interest in the LLC's which own Gateway Village, Boulevard at the Capital Centre, Towson Circle, Reisterstown Road Plaza and Tollgate Marketplace, however, the Company shares equally in major decisions. These entities are considered VIE's as defined in FIN 46(R) and the Company is considered the primary beneficiary. Therefore these entities are consolidated by the Company and the 5% outside ownership interest is reflected as minority interest in the accompanying Consolidated Financial Statements.

The Company has a 60.9% ownership interest in, and is the controlling member of the LLC which owns Cardiff Hall East Apartments. The other members' interests in the property are reflected as minority interest in the accompanying Consolidated Financial Statements.

(2)  Summary of Significant Accounting Policies

The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Certain reclassifications have been made to the 2003 financial statements to conform to the 2004 presentations.

Rental income is recognized on a straight-line basis over the term of each lease. The difference between rental income earned on a straight-line basis and the cash rent due under the provisions of the lease agreements is recorded as deferred rent receivable and is included as a component of accounts and rents receivable in the accompanying consolidated balance sheets.

The Company records lease termination income if there is a signed termination agreement, all of the conditions of the agreement have been met, and the tenant is no longer occupying the property.

Staff Accounting Bulletin ("SAB") 101, Revenue Recognition in Financial Statements, determined that a lessor should defer recognition of contingent rental income (i.e. percentage/excess rent) until the specified target (i.e. breakpoint) that triggers the contingent rental income is achieved. The Company records percentage rental revenue in accordance with the SAB 101.

The Company considers all demand deposits, money market accounts and investments in certificates of deposit and repurchase agreements purchased with a maturity of three months or less, at the date of purchase, to be cash equivalents. The Company maintains its cash and cash equivalents at financial institutions. The combined account balances at one or more institutions periodically exceed the Federal Depository Insurance Corporation ("FDIC") insurance coverage and, as a result, there is a concentration of credit risk related to amounts on deposit in excess of FDIC insurance coverage. The Company believes that the risk is not significant, as the Company does not anticipate the financial institutions' non-performance.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

(continued)

The Company classifies its investment in securities in one of three categories: trading, available-for-sale, or held-to-maturity. Trading securities are bought and held principally for the purpose of selling them in the near term. Held-to-maturity securities are those securities in which the Company has the ability and intent to hold the security until maturity. All securities not included in trading or held-to-maturity are classified as available-for-sale. Investment in securities at December 31, 2004 consists of common stock investments and is classified as available-for-sale securities and is recorded at fair value. Unrealized holding gains and losses on available-for-sale securities are excluded from earnings and reported as a separate component of other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific identification basis. A decline in the market value of any available-for-sale security below cost that is deemed to be other than temporary, results in a reduction in the carrying amount to fair value. The impairment is charged to earnings and a new costs basis for the security is established. To determine whether an impairment is other than temporary, the Company considers whether it has the ability and intent to hold the investment until a market price recovery and considers whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year end and forecasted performance of the investee. Of the investment securities held on December 31, 2004, the Company has accumulated other comprehensive income of $241,015.

Costs associated with the offerings are deferred and charged against the gross proceeds of the offerings upon closing. Formation and organizational costs are expensed as incurred. For the period from March 5, 2003 (inception) through December 31, 2003, $7,500 of organizational costs was expensed. No organizational costs were expensed in the year ended December 31, 2004.

The Company applies the fair value method of accounting as prescribed by Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation for its stock options granted. Under this method, the Company will report the value of granted options as a charge against earnings ratably over the vesting period.

The Company enters into interest rate futures contracts or treasury contracts as a means of reducing exposure to rising interest rates. At inception, contracts are evaluated in order to determine if they will qualify for hedge accounting treatment and will be accounted for either on a deferral, accrual or market value basis depending on the nature of the hedge strategy and the method used to account for the hedged item. Hedge criteria include demonstrating the manner in which the hedge will reduce risk, identifying the specific asset, liability or firm commitment being hedged, and citing the time horizon being hedged.

For the year ended December 31, 2004, the Company entered into treasury contracts with a futures commission merchant with yields ranging from 3.27% to 3.85% for 5 year treasury contracts and 4.00% to 4.63% for 10 year treasury contracts. On December 31, 2004, the treasury contracts had a liquidation value of $46,005 resulting in a loss of $3,666,894 for the year ended December 31, 2004. As these treasury contracts are not offsetting future commitments and therefore do not qualify as hedges, the net loss is recognized currently in earnings.

Differences between the carrying amount of the investment in unconsolidated joint ventures and the Company's equity in the underlying assets are depreciated over 30 years.

Real estate acquisitions are recorded at costs less accumulated depreciation. Ordinary repairs and maintenance are expensed as incurred.

Depreciation expense is computed using the straight line method. Building and improvements are depreciated based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
December 31, 2004 and 2003
(continued)

In accordance with SFAS No. 144, the Company performs an analysis to identify impairment indicators to ensure that the investment property's carrying value does not exceed its fair value. The valuation analysis performed by the Company is based upon many factors which require difficult, complex or subjective judgments to be made. Such assumptions include projecting vacancy rates, rental rates, operating expenses, lease terms, tenant financial strength, economy, demographics, property location, capital expenditures and sales value among other assumptions to be made upon valuing each property. This valuation is sensitive to the actual results of any of these uncertain factors, either individually or taken as a whole. Based upon the Company's judgment, no impairment was warranted as of December 31, 2004 or December 31, 2003.

Tenant improvements are amortized on a straight line basis over the life of the related lease as a component of amortization expense.

Leasing fees are amortized on a straight-line basis over the life of the related lease.

Loan fees are amortized on a straight-line basis over the life of the related loans.

The Company allocates the purchase price of each acquired investment property between land, building and improvements, acquired above market and below market leases, in-place lease value, and any assumed financing that is determined to be above or below market terms. In addition, we allocate a portion of the purchase price to the value of the customer relationships. The allocation of the purchase price is an area that requires judgment and significant estimates. The Company uses the information contained in the independent appraisal obtained at acquisition as the primary basis for the allocation to land and building and improvements. The Company determines whether any financing assumed is above or below market based upon comparison to similar financing terms for similar investment properties. The Company also allocates a portion of the purchase price to the estimated acquired in-place lease costs based on estimated lease execution costs for similar leases as well as lost rent payments during assumed lease-up period when calculating as if vacant fair values. The Company considers various factors including geographic location and size of leased space. The Company also evaluates each acquired lease based upon current market rates at the acquisition date and considers various factors including geographical location, size and location of leased space within the investment property, tenant profile, and the credit risk of the tenant in determining whether the acquired lease is above or below market lease costs. After an acquired lease is determined to be above or below market lease costs, the Company allocates a portion of the purchase price to such above or below acquired lease costs based upon the present value of the difference between the contractual lease rate and the estimated market rate. However, for below market leases with fixed rate renewals, renewal periods are included in the calculation of below market in-place lease values. The determination of the discount rate used in the present value calculation is based upon the "risk free rate." This discount rate is a significant factor in determining the market valuation which requires the Company's judgment of subjective factors such as market knowledge, economics, demographics, location, visibility, age and physical condition of the property.

The application of the SFAS Nos. 141 and 142 resulted in the recognition upon acquisition of additional intangible assets and liabilities relating to real estate acquisitions during the years ended December 31, 2004 and December 31, 2003. The portion of the purchase price allocated to acquired above market lease costs and acquired below market lease costs are amortized on a straight line basis over the life of the related lease as an adjustment to rental income and over the respective renewal period for below market lease costs with fixed rate renewals. Amortization pertaining to the above market lease costs of $3,118,699 was applied as a reduction to rental income for the year ended December 31, 2004 and $5,227 for the period from March 5, 2003 (inception) through December 31, 2003. Amortization pertaining to the below market lease costs of $4,703,357 was applied as an increase to rental income for the year ended December 31, 2004 and $15,386 for the period from March 5, 2003 (inception) through December 31, 2003.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
December 31, 2004 and 2003
(continued)

The portion of the purchase price allocated to acquired in-place lease intangibles is amortized on a straight line basis over the life of the related lease. The Company incurred amortization expense pertaining to acquired in-place lease intangibles of $9,923,630 for the year ended December 31, 2004 and $51,773 for the period from March 5, 2003 (inception) through December 31, 2003.

The portion of the purchase price allocated to customer relationship value is amortized on a straight line basis over the life of the related lease.

The following table presents the amortization during the next five years related to the acquired in-place lease intangibles, customer relationship value, acquired above market lease costs and the below market lease costs for properties owned at December 31, 2004.

Amortization of:	2005	2006	2007	2008	2009	Thereafter

Acquired above
market lease costs	$(5,576,668)	(5,391,370)	(4,558,366)	(4,275,216)	(3,783,749)	(17,188,977)

Acquired below
market lease costs	9,930,801	9,166,611	8,238,008	7,337,557	6,580,442	44,732,278

Net rental income
increase	$4,354,133	3,775,241	3,679,642	3,062,341	2,796,693	27,543,301

Acquired in-place lease
intangibles	$(25,857,397)	(25,857,397)	(25,857,397)	(25,803,230)	(24,532,397)	(110,207,994)

Customer relationship value	$(200,000)	(200,000)	(200,000)	(200,000)	(200,000)	(1,000,000)

In conjunction with certain acquisitions, the Company receives payments under master lease agreements pertaining to certain, non-revenue producing spaces either at the time of, or subsequent to, the purchase of some of the Company's properties. Upon receipt of the payments, the receipts are recorded as a reduction in the purchase price of the related properties rather than as rental income. These master leases were established at the time of purchase in order to mitigate the potential negative effects of loss of rent and expense reimbursements. Master lease payments are received through a draw of funds escrowed at the time of purchase and may cover a period from three months to three years. These funds may be released to either the Company or the seller when certain leasing conditions are met. Restricted cash includes funds received by third party escrow agents from sellers pertaining to master lease agreements. The Company records the third party escrow funds as both an asset and a corresponding liability, until certain leasing conditions are met.

Restricted escrows primarily consist of lenders' restricted escrows and earnout escrows. Earnout escrows are established upon the acquisition of certain investment properties for which the funds may be released to the seller when certain leasing conditions have been met.

Notes receivable relate to real estate financing arrangements and bear interest at a market rate based on the borrower's credit quality and are recorded at face value. Interest is recognized over the life of the note. The Company requires collateral for the notes.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

(continued)

A note is considered impaired pursuant to SFAS No. 114, Accounting by Creditors for Impairment of a Loan. Pursuant to SFAS No. 114, a note is impaired if it is probable that the Company will not collect all principal and interest contractually due. The impairment is measured based on the present value of expected future cash flows discounted at the note's effective interest rate. The Company does not accrue interest when a note is considered impaired. When ultimate collectibility of the principal balance of the impaired note is in doubt, all cash receipts on impaired notes are applied to reduce the principal amount of such notes until the principal has been recovered and are recognized as interest income, thereafter.

The carrying amount of the Company's debt approximates fair value. The Company estimates the fair value of its mortgages payable by discounting the future cash flows of each instrument at rates currently offered to the Company for similar debt instruments of comparable maturities by the Company's lenders. The carrying amount of the Company's other financial instruments approximate fair value because of the relatively short maturity of these instruments.

New Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29, ("SFAS 153"). The amendments made by SFAS 153 are based on the principle that exchanges of nonmonetary assets should be measured on the fair value of assets exchanged. It eliminates the exceptions for nonmonetary exchanges of similar productive assets and replaces it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. The statement is effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005. The Company does not believe that the adoption of SFAS 153 will have a material impact on its Consolidated Financial Statements.

(3)  Transactions with Affiliates

The Business Manager or Advisor contributed $200,000 to the capital of the Company for which it received 20,000 shares of common stock.

Certain compensation and fees payable to the Business Manager or Advisor for services to be provided to the Company are limited to maximum amounts.
Nonsubordinated payments:

Offering stage:

Selling commissions	7.5% of the sale price for each share

Marketing contribution	3.0% of the gross offering proceeds
and due diligence allowance

Reimbursable expenses	We will reimburse our sponsor for actual costs incurred, on our
and other expenses of issuance	behalf, in connection with the offerings

Acquisition stage:

Acquisition expenses	We will reimburse an affiliate of our business manager or advisor for costs incurred, on our behalf, in connection with the acquisition of properties

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

(continued)
Operational stage:

Property management fee	4.5% of the gross income from the properties.
This fee terminates upon a	(cannot exceed 90% of the fee which would be payable to
business combination with the	an unrelated third party)
property management company.

Loan servicing fee	.03% per year on the first billion dollars of mortgages serviced and .01% thereafter

Other property level services	Compensation for these services will not exceed 90% of that which would be paid to any third party for such services

Reimbursable expenses	The compensation and reimbursements to our business manager or
relating to administrative	advisor and its affiliates will be approved by a majority of our
services	directors

Liquidation stage:

Property disposition fee	Lesser of 3% of sales price or 50% of the customary
This fee terminates upon a	commission which would be paid to a third party
business combination with
the Advisor
Subordinated payments:

Operational stage:

Advisor asset management fee	Not more than 1% per annum of our average assets;
This fee terminates upon a	Subordinated to a non-cumulative, non-compounded return,
business combination with	equal to 6% per annum
the Advisor

Liquidation stage:

Incentive advisory fee	After the stockholders have first received a 10% cumulative,
This fee terminates upon a	non-compounded return per year and a return of their net investment,
business combination with	an incentive advisory fee equal to 15% on net proceeds
the Advisor	from the sale of a property will be paid to the business manager or advisor

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

(continued)

On October 31, 2003, the Company acquired an existing shopping center known as The Shops at Park Place through the purchase of all of the membership interests of the general partner and the membership interests of the limited partner of the limited partnership holding title to this property. The center contains approximately 116,300 gross leasable square feet and is located in Plano, Texas. An affiliate of our Advisor, Inland Park Place Limited Partnership, acquired this property on September 30, 2003 from CDG Park Place LLC, an unaffiliated third party for $23,868,000. Inland Park Place Limited Partnership agreed to sell this property to the Company when sufficient funds from the sale of shares to acquire this property were raised. Inland Park Place Limited Partnership agreed to sell this property to the Company for the price the affiliate paid to the unaffiliated third party, plus any actual costs incurred. The Company's board of directors unanimously approved acquiring this property, including a unanimous vote of the independent directors. The total acquisition cost to the Company was $24,000,000, which included $132,000 of costs incurred by the affiliate.

As of December 31, 2004 and December 31, 2003, the Company had incurred $234,014,231 and $22,144,814 of offering costs, of which $175,508,624 and $16,859,779, respectively, were paid or accrued to affiliates. Pursuant to the terms of the offerings, the Business Manager or Advisor has guaranteed payment of all public offering expenses (excluding sales commissions and the marketing contribution and the due diligence expense allowance) in excess of 5.5% of the gross proceeds of the offerings or all organization and offering expenses (including selling commissions) which together exceed 15% of gross proceeds. As of December 31, 2004 and December 31, 2003, offering costs did not exceed the 5.5% and 15% limitations. The Company anticipates that these costs will not exceed these limitations upon completion of the offerings.

The Business Manager or Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Business Manager or Advisor and its affiliates relating to the offerings. In addition, an affiliate of the Business Manager or Advisor is entitled to receive selling commissions, and the marketing contribution and due diligence expense allowance from the Company in connection with the offerings. Such costs are offset against the stockholders' equity accounts. Such costs totaled $175,508,624 and $16,859,779, of which $2,879,894 and $1,061,791 were unpaid at December 31, 2004 and December 31, 2003, respectively.

The Business Manager or Advisor and its affiliates are entitled to reimbursement for general and administrative costs relating to the Company's administration. Such costs are included in general and administrative expenses to affiliates, in addition to costs that were capitalized pertaining to property acquisitions. For the year ended December 31, 2004 and the period from March 5, 2003 (inception) through December 31, 2003, the Company incurred $1,542,986 and $194,017 of these costs, respectively, of which $957,471 and $40,703 remained unpaid as of December 31, 2004 and 2003, respectively, and are included in due to affiliates on the Consolidated Balance Sheets.

An affiliate of the Business Manager or Advisor provides loan servicing to the Company for an annual fee. The agreement allows for annual fees totaling .03% of the first $1 billion in mortgage balance outstanding and .01% of the remaining mortgage balances, payable monthly. Such fees totaled $140,859 for the year ended December 31, 2004 and $328 for the period from March 5, 2003 (inception) through December 31, 2003.

The Company used the services of an affiliate of the Business Manager or Advisor to facilitate the mortgage financing that the Company obtained on some of the properties purchased. The Company pays the affiliate .02% of the principal amount of each loan obtained on the Company's behalf. Such costs are capitalized as loan fees and amortized over the respective loan term. For the year ended December 31, 2004 and for the period from March 5, 2003 (inception) through December 31, 2003, the Company paid loan fees totaling $3,475,472 and $59,523 to this affiliate, respectively.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
December 31, 2004 and 2003

(continued)

The Company may pay an advisor asset management fee of not more than 1% of the average assets. Average asset value is defined as the average of the total book value, including acquired intangibles, of the Company's real estate assets plus the Company's loans receivable secured by real estate, before reserves for depreciation, reserves for bad debt or other similar non-cash reserves. The Company computes the average assets by taking the average of these values at the end of each month for which the fee is being calculated. The fee would be payable quarterly in an amount equal to 1/4 of 1% of average assets as of the last day of the immediately preceding quarter. For any year in which the Company qualifies as a REIT, the advisor must reimburse the Company for the following amounts if any: (1) the amounts by which total operating expenses, the sum of the advisor asset management fee plus other operating expenses, paid during the previous fiscal year exceed the greater of: (i) 2% of average assets for that fiscal year, or (ii) 25% of net income for that fiscal year; plus (2) an amount, which will not exceed the advisor asset management fee for that year, equal to any difference between the total amount of distributions to stockholders for that year and the 6% minimum annual return on the net investment of stockholders. The Company neither paid nor accrued such fees because the Business Manager or Advisor agreed to forego such fees for the year ended December 31, 2004 and for the period from March 5, 2003 (inception) to December 31, 2003.

The property managers, entities owned principally by individuals who are affiliates of the Business Manager or Advisor, are entitled to receive property management fees totaling 4.5% of gross operating income, for management and leasing services. The Company incurred property management fees of $5,381,721 and $16,627 for the year ended December 31, 2004 and the period from March 5, 2003 (inception) through December 31, 2003, respectively. None remained unpaid as of December 31, 2004 or December 31, 2003.

The Company established a discount stock purchase policy for affiliates of the Company and the Business Manager or Advisor that enables the affiliates to purchase shares of common stock at a discount at either $8.95 or $9.50 per share depending on when the shares are purchased. The Company sold 605,060 and 59,497 shares of common stock to affiliates and recognized an expense related to these discounts of $427,122 and $62,472 for the year ended December 31, 2004 and the period from March 5, 2003 (inception) to December 31, 2003, respectively.

As of December 31, 2004 and 2003, the Company was due funds from affiliates in the amount of $654,004 and $918,750, respectively which is comprised of $654,004 and $845,000, respectively, which is due from the sponsor for reimbursement of a portion of distributions paid. The remaining $73,750 as of December 31, 2003 is due from an affiliate for costs paid on their behalf by the Company. The sponsor has agreed to advance funds to the Company for a portion of distributions paid to the Company's shareholders until funds available for distributions are sufficient to cover the distributions. The sponsor forgave $2,369,139 of these amounts during the second quarter of 2004 and these funds are no longer due and are recorded as a contribution to capital in the accompanying Consolidated Financial Statements. As of December 31, 2004 and December 31, 2003, the Company owed funds to the sponsor in the amount of $3,522,670 and $1,202,519, respectively, for repayment of the funds advanced for payment of distributions.

As of December 31, 2003 the Company owed funds to an affiliate in the amount of $2,154,158 for the reimbursement of costs paid by the affiliate on behalf of the Company. The amount due at December 31, 2003 was repaid during 2004.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
December 31, 2004 and 2003

(continued)

(4)  Stock Option Plan

The Company has adopted an Independent Director Stock Option Plan which, subject to certain conditions, provides for the grant to each independent director of an option to acquire 3,000 shares following their becoming a director and for the grant of additional options to acquire 500 shares on the date of each annual stockholders' meeting. The options for the initial 3,000 shares are exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The subsequent options will be exercisable on the second anniversary of the date of grant. The initial options will be exercisable at $8.95 per share. The subsequent options will be exercisable at the fair market value of a share on the last business day preceding the annual meeting of stockholders. As of December 31, 2004 and 2003, we have issued 3,500 and 3,000 options, respectively, to acquire shares to each of our independent directors, for a total of 17,500 and 15,000 options, respectively, of which none have been exercised or expired.

The per share weighted average fair value of options granted was $0.60 on the date of the grant using the Black Scholes option-pricing model with the following assumptions: expected dividend yield of 8%, risk free interest rate of 2.0%, expected life of five years and expected volatility rate of 18.0%. The Company had recorded $3,000 as expense for the 5,000 options (1,000 options per director) vesting upon the date of grant as of December 31, 2003 and is recording the remaining $6,000 in expense related to 2003 grants ratably over the remaining two-year vesting period. During the year ended December 31, 2004, the Company issued an additional 2,500 options with a weighted average fair value at the date of grant of $1,500 and recorded $3,375 of expense related to stock options.

(5) Leases

Master Lease Agreements

In conjunction with certain acquisitions, the Company received payments under master lease agreements pertaining to certain non-revenue producing spaces at the time of purchase, for periods ranging from three months to three years after the date of purchase or until the spaces are leased. As these payments are received, they are recorded as a reduction in the purchase price of the respective property rather than as rental income. The cumulative amount of such payments was $3,024,547 as of December 31, 2004. No such payments were received in 2003.

Operating Leases

Minimum lease payments to be received under operating leases, excluding rental income under master lease agreements and assuming no expiring leases are renewed, are as follows:

Minimum Lease
Payments
2005	$227,000,049
2006	221,072,711
2007	212,006,042
2008	201,306,939
2009	184,145,285
Thereafter	1,106,350,470
Total	$2,151,881,496

The remaining lease terms range from one year to 55 years. Pursuant to the lease agreements, tenants of the property are required to reimburse the Company for some or their entire pro rata share of the real estate taxes, operating expenses and management fees of the properties. Such amounts are included in tenant recovery income.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

(continued)

Ground Leases

The Company leases land under noncancelable operating leases at certain of the properties expiring in various years from 2028 to 2096. For the year ended December 31, 2004, ground lease rent was $2,187,286. No ground lease payments were made in 2003. Minimum future rental payments to be paid under the ground leases are as follows:

Minimum Lease
Payments
2005	$3,186,464
2006	3,187,605
2007	3,238,811
2008	3,240,086
209	3,402,159
Thereafter	342,280,751
Total	$358,535,876

(6) Notes Receivable

The notes receivable balance of $31,771,731 as of December 31, 2004 consisted of two installment notes, one from Newman Development Group of Gilroy, LLC (Gilroy) and one from Newman Development Group of Richland, LLC (Richland) that mature on July 15, 2005 and August 15, 2005, respectively. These notes are secured by first mortgages on Pacheco Pass Shopping Center and Quakertown Shopping Center, respectively and are guaranteed personally by the owners of Gilroy and Richland. Interest only is due in advance on the first of each month at a rate of 6.993% per annum for Gilroy and 7.5572% per annum for Richland. Upon closing, an interest reserve escrow totaling three months of interest payments was established for both notes.

The notes receivable balance of $7,552,155 as of December 31 2003 consisted of an installment note from Fourth Quarter Properties XIV, LLC (Fourth) that matured on January 15, 2004. This installment note was secured by a 49% interest in Fourth, which owned the remaining portion of the Newnan Crossing shopping center and was also guaranteed personally by the owner of Fourth. Interest only at a rate of 7.6192% per annum was due on the note. The installment note was advanced to Fourth in contemplation of the Company purchasing the remaining portions of Newnan Crossing. The Company did not call the note on January 15, 2004 and subsequently purchased the property on February 13, 2004 at which time the note was paid in full by Fourth as a credit to the purchase price of the property.

(7) Mortgages and Note Payable

Mortgage loans outstanding as of December 31, 2004 were $1,782,538,627 and had a weighted average interest rate of 4.58%. Of this amount, $1,635,745,627 had fixed rates ranging from 3.96% to 8.02% and a weighted average fixed rate of 4.67% at December 31, 2004. The rate of 8.02% represented the interest rate on the mortgage for Cardiff Hall East (Cardiff), a joint venture entity which the Company consolidates. Excluding the Cardiff mortgage, the highest fixed rate on our mortgage debt was 6.34%. The remaining $146,793,000 represented variable rate loans with a weighted average interest rate of 3.55% at December 31, 2004. Properties with a net carrying value of $2,906,338,366 at December 31, 2004 and related tenant leases are pledged as collateral. As of December 31, 2004, scheduled maturities for the Company's outstanding mortgage indebtedness had various due dates through August 2023.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

(continued)

The following table shows the mortgage debt maturing during the next five years:
	2005	2006	2007	2008	2009	Thereafter
Maturing debt
Fixed rate debt	920,574	981,221	57,906,321	47,322,706	960,152,489	568,462,316
Variable rate debt	15,672,533	637,533	637,533	637,533	111,635,533	17,572,335

The debt is cross-collateralized among the properties in connection with the financing of Heritage Towne Crossing and Eckerd Drug Stores in Norman and Edmond, OK.

As part of the Plaza Santa Fe II loan assumption, a promissory note approximating $414,000 was executed between the Company and the seller for the total amount that the seller had paid into escrows under the loan agreement as of the acquisition date. The note bears interest at the rate of prime less 3.00%, payable to the seller upon maturity of the note in 2006. The seller also agreed to fund the Company's monthly required payments into this escrow for a period of two years. Each monthly payment funded by the seller increases the principal balance of the note payable. The outstanding note payable balance at December 31, 2004 is approximately $575,000.

(8)  Line of Credit

On December 24, 2003, the Company entered into a $150,000,000 unsecured line of credit arrangement with a bank for a period of one year. The funds from this line of credit were used to provide liquidity from the time a property was purchased until permanent debt was placed on the property. The Company was required to pay interest only on the outstanding balance from time to time under the line at the rate equal to LIBOR plus 175 basis points. The Company was also required to pay, on a quarterly basis, an amount ranging from .15% to .30%, per annum, on the average daily undrawn funds remaining under this line. The line of credit required compliance with certain covenants, such as debt service ratios, minimum net worth requirements, distribution limitations and investment restrictions. As of December 31, 2003, the Company was in compliance with such covenants. In connection with obtaining this line of credit, the Company paid fees in an amount totaling approximately $1,044,000 (which included a .65% commitment fee). The outstanding balance on the line of credit was $5,000,000 as of December 31, 2003 with an effective interest rate of 2.9375% per annum.

On December 16, 2004, the Company terminated the existing line of credit agreement and executed a new unsecured line of credit facility with a bank for up to $100,000,000 with an optional unsecured borrowing capacity of $150,000,000 for a total unsecured borrowing capacity of $250,000,000. The facility has an initial term of one year with two one-year extension options, with an annual variable interest rate. The funds from this line of credit may be used to provide liquidity from the time a property is purchased until permanent debt is placed on that property. The line of credit requires interest only payments monthly at the rate equal to the London InterBank Offered Rate or LIBOR plus 175 basis points which ranged from 2.34% to 2.42% during the quarter ended December 31, 2004. The Company is also required to pay, on a quarterly basis, an amount ranging from .15% to .25%, per annum, on the average daily undrawn funds under this line. The line of credit requires compliance with certain covenants, such as debt service ratios, minimum net worth requirements, distribution limitations and investment restrictions. As of December 31, 2004, the Company was in compliance with such covenants. There was no outstanding balance on the line as of December 31, 2004.

(9)  Investments in Unconsolidated Joint Ventures

On August 11, 2004, CR Investors, LLC, an entity wholly owned by Reisterstown Plaza Holdings, LLC (a joint venture entity consolidated by the Company), invested $5,781,600 to purchase a 36.5% tenancy in common interest in an apartment complex known as Courthouse Square located in Towson, MD.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

(continued)

On November 5, 2004, CRP Power Plant Investors, LLC, an entity wholly owned by Reisterstown Plaza Holdings, LLC (a joint venture entity consolidated by the Company), invested $15,000,000 to purchase a 37.5% interest in a retail/office complex known as The Power Plant located in Baltimore, MD. On the same day, CGW Power Plant Investors, LLC, an entity wholly owned by Gateway Village Holding, LLC (a joint venture entity consolidated by the Company), invested $5,000,000 to purchase a 12.5% interest in The Power Plant.

On November 5, 2004, CTC Pier IV Investors, LLC, an entity wholly owned by Towson Circle Holding, LLC (a joint venture entity consolidated by the Company), invested $5,000,000 to purchase a 16.67% interest in a retail/office complex known as Pier IV located in Baltimore, MD. On the same day, CTOLL Pier IV Investors, LLC, an entity wholly owned by Tollgate Marketplace Holding Company, LLC (a joint venture entity consolidated by the Company), invested $15,000,000 to purchase a 50.0% interest in Pier IV.

On December 23, 2004, NP Acquisitions, LLC, an entity wholly owned by CR Investors, LLC an entity wholly owned by Reisterstown Plaza Holdings, LLC (a joint venture entity consolidated by the Company), invested $2,250,000 to purchase a 25% tenancy in common interest in a retail complex known as North Plaza Shopping Center located in Parkville, MD.

On December 29, 2004, CGW Louisville Investors, LLC, an entity wholly owned by Gateway Village Holding, LLC (a joint venture entity consolidated by the Company), invested $1,900,000 to purchase a 3.3% interest in a retail/office complex known as Louisville Galleria located in Louisville, KY. On the same day, CTOLL Louisville Investors, LLC, an entity wholly owned by Tollgate Marketplace Holding Company, LLC (a joint venture entity consolidated by the Company), invested $7,200,000 to purchase a 12.0% interest in Louisville Galleria. Also, on the same day, CCC Louisville Investors, LLC an entity wholly owned by Capital Centre Holdings, LLC (a joint venture entity consolidated by the Company), invested $19,100,000 to purchase a 31.8% member interest in Louisville Galleria.

These investments are accounted for utilizing the equity method of accounting. Under the equity method of accounting, the net equity investment of the Company is reflected on the Consolidated Balance Sheets and the Consolidated Statements of Operations includes the Company's share of net income or loss from the unconsolidated entity. For the year ended December 31, 2004, all equity in earnings of unconsolidated entities was allocated to the Company's joint venture partners in accordance with the entities' operating agreements.

(10)  Segment Reporting

The Company owns and seeks to acquire single-user net lease properties and multi-tenant shopping centers principally in the western United States. The Company's shopping centers are typically anchored by discount retailers, home improvement retailers, grocery and drugstores complemented with additional stores providing a wide range of other goods and services to shoppers.

The Company assesses and measures operating results on an individual property basis for each of its properties based on net property operations. Since all of the Company's properties exhibit highly similar economic characteristics, cater to the day-to-day living needs of their respective surrounding communities, and offer similar degrees of risk and opportunities for growth, the properties have been aggregated and reported as one operating segment.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

(continued)

Net property operations are summarized in the following table for the year ended December 31, 2004 and for the period from March 5, 2003 through December 31, 2003, along with a reconciliation to net income.
	2004	2003
Property rental income and additional property income	$130,404,581	$744,633
Total property operating expenses	(32,521,195)	(143,244)
Interest expense	(33,174,623)	(135,735)
Net property operations	64,708,763	465,654
Other income	3,681,067	37,648
Less non-property expenses:
General and administrative expenses	(4,857,101)	(459,476)
Depreciation and amortization	(47,973,208)	(217,105)
Realized loss on sale of treasury contracts	(3,666,894)	-
Minority interests	397,357	-
Equity in earnings (losses) of unconsolidated entities	(589,251)	-

Net income (loss)	$11,700,733	$(173,279)

The following table summarizes property asset information as of December 31, 2004 and December 31, 2003.
	December 31, 2004	December 31, 2003
Total assets:
Rental real estate	$3,601,512,810	$142,804,128
Non-segment assets	354,302,750	69,298,035

	$3,955,815,560	$212,102,163

The Company does not derive any of its consolidated revenue from foreign countries and does not have any major customers that individually account for 10% or more of the Company's consolidated revenues.

(11)  Earnings (loss) per Share

Basic earnings (loss) per share ("EPS") are computed by dividing income by the weighted average number of common shares outstanding for the period (the "common shares"). Diluted EPS is computed by dividing net income (loss) by the common shares plus shares issuable upon exercising options or other contracts. As a result of the net loss incurred in 2003, diluted weighted average shares outstanding do not give effect to common stock equivalents as to do so would be anti-dilutive. As of December 31, 2004, options to purchase 17,500 shares of common stock at an exercise price of $8.95 per share were outstanding. These options were not included in the computation of basic or diluted EPS as the effect would be immaterial.

The basic and diluted weighted average number of common shares outstanding was 98,562,885 and 2,520,986 for the year ended December 31, 2004 and the period from March 5, 2003 (inception) to December 31, 2003, respectively.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(A Maryland Corporation)

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

(continued)

(12)  Commitments and Contingencies

The Company has closed on several properties which have earnout components, meaning the Company did not pay for portions of these properties that were not rent producing. The Company is obligated, under certain agreements, to pay for those portions when the tenant moves into its space and begins to pay rent. The earnout payments are based on a predetermined formula. Each earnout agreement has a time limit regarding the obligation to pay any additional monies. If at the end of the time period allowed certain space has not been leased and occupied, the Company will own that space without any further obligation. Based on pro forma leasing rates, the Company may pay as much as $189,042,868 in the future, as retail space covered by earnout agreements is occupied and becomes rent producing.

During 2004, the Company entered into two installment note agreements in which the Company is obligated to fund up to a total of $33,398,314. The notes maintain stated interest rates of 6.993% and 7.5572% per annum and mature in July 2005 and August 2005. Each note requires monthly interest payments with the entire principal balance due at maturity. The combined receivable balance at December 31, 2004 was $31,771,731. Therefore, the Company may be required to fund up to an additional $1,626,583 on these notes.

The Company has obtained three irrevocable letters of credit related to loan fundings against earnout spaces at certain properties. Once the Company purchases the remaining portion of these properties and meet certain occupancy requirements, the letters of credit will be released. The balance of outstanding letters of credit at December 31, 2004 is $11,573,100.

In connection with the purchase of one of our properties, the Company received a price adjustment in the amount of $763,072 related to spaces that were vacant at the time of closing. If at any time during the next two years the seller is able to lease that space under conditions satisfactory to the Company, the Company is obligated to pay the seller a pro-rata share of the purchase price reduction.

The Company has entered into interest rate lock agreements with various lenders to secure interest rates on mortgage debt on properties the Company currently owns or will purchase in the future. The Company has outstanding rate lock deposits in the amount of $2,826,055 as of December 31, 2004 which are applied as credits to the mortgage fundings as they occur. These agreements lock interest rates from 4.45% to 5.12% for periods from 60 days to 90 days on approximately $240 million in principal.

The Company is currently considering acquiring nine properties for an estimated purchase price of $226 million. The Company's decision to acquire each property will generally depend upon no material adverse change occurring relating to the property, the tenants or in the local economic conditions and the Company's receipt of satisfactory due diligence information including appraisals, environmental reports and lease information prior to purchasing the property.

(13)  Subsequent Events

The Company issued 42,629,352 shares of common stock and repurchased 28,459 shares of common stock from January 1, 2005 through February 28, 2005 in connection with the initial public offering and second offering, resulting in gross proceeds of approximately $425 million.

The Company paid distributions of $11,377,712 and $12,232,404 to its stockholders in January and February 2005, respectively.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
December 31, 2004 and 2003

(continued)

The Company has acquired the following properties or joint venture interests in properties during the period January 1 to February 28, 2005. The respective acquisitions are detailed in the table below.

Date		Year	Approximate Purchase Price	Gross Leasable Area
Acquired	Property	Built	($)	(Sq. Ft.)	Major Tenants

01/05/05	Fairgrounds Plaza Middletown, NY	2002- 2004	21,994,125	59,970	Super Stop N' Shop

01/06/05	Maytag Distribution Center Iowa City, IA	2004	23,159,499	750,000	Maytag

01/10/05	Midtown Center Milwaukee, WI	1986- 1987	53,000,000	319,108	Wal-Mart Pick 'N Save

01/10/05	Hobby Lobby Concord, NC	2004	5,500,000	60,000	Hobby Lobby

01/19/05	Stanley Works/Mac Tools Westerville, OH	2004	10,000,000	72,500	Mac Tools

01/25/05	American Express Markham, Ontario, Canada	1983 & 1987	42,000,000	306,710	American Express

01/28/05	Academy Sports San Antonio, TX	2004	7,150,000	70,910	Academy Sports

02/01/05	Magnolia Square Houma, LA	2004	19,113,739	116,079	Ross Dress for Less PETsMART Circuit City

02/02/05	Cottage Plaza Pawtucket, RI	2004-2005	23,439,950	75,543	Stop 'N Shop

02/09/05	The Village at Quail Springs Oklahoma City, OK	2003-2004	10,428,978	101,128	Gordmans Best Buy

02/11/05	Holliday Towne Center Duncansville, PA	2003	14,827,645	83,122	Martin's

02/18/05	Trenton Crossing McAllen, TX	2003	29,212,209	221,019	Hobby Lobby Ross Dress for Less Marshalls Bealls

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
 (A Maryland Corporation)

Notes to Consolidated Financial Statements
December 31, 2004 and 2003

(continued)

The mortgage debt and financings obtained during the period January 1 to February 28, 2005, are detailed in the table below.

Date Funded	Mortgage Payable	Annual Interest Rate	Maturity Date	Principal Borrowed ($)

01/05/05	Fairgrounds Plaza	5.690%	02/01/33	15,982,376
	Middletown, NY

01/24/05	Hobby Lobby Concord, NC	5.115%	02/01/10	3,025,000

01/25/05	American Express Markham, Ontario, Canada	4.2975%	02/01/15	25,380,000

01/28/05	Coram Plaza Coram, NY	4.550%	02/01/10	20,755,300

01/31/05	Low Country Village II Bluffton, SC	5.130%	05/01/09	5,440,000

01/31/05	Irmo Station Irmo, SC	5.1236%	02/01/10	7,085,000

02/01/05	Evans Towne Centre Evans, GA	4.670%	02/01/10	5,005,000

02/03/05	Magnolia Square Houma, LA	5.115%	03/01/10	10,265,000

02/04/05	Green's Corner Cumming, GA	4.500%	02/11/10	7,022,366

02/04/05	Newton Crossroads Covington, GA	4.500%	02/11/10	5,547,622

02/04/05	Stilesboro Oaks Acworth, GA	4.500%	02/11/10	6,951,971

02/09/05	Five Forks Simpsonville, NC	4.815%	02/11/10	4,482,500

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
 (A Maryland Corporation)

Notes to Consolidated Financial Statements
December 31, 2004 and 2003

(continued)

Date Funded	Mortgage Payable	Annual Interest Rate	Maturity Date	Principal Borrowed ($)

02/14/05	University Town Center Tuscaloosa, AL	4.430%	03/01/10	5,810,000

02/14/05	Edgemont Town Center Homewood, AL	4.430%	03/01/10	8,600,000

02/16/05	Southlake Town Square	4.550%	03/11/10	70,570,880
	Southlake, TX

02/16/05	Midtown Center	4.460%	03/11/10	28,227,617
	Milwaukee, WI

02/17/05	McAllen Shopping Center McAllen, TX	5.060%	03/01/10	2,455,000

02/18/05	Southlake Town Square II	4.550%	03/11/10	10,429,120
	Southlake, TX

02/18/05	Mesa Fiesta Mesa, AZ	5.300%	02/01/10	23,500,000

02/24/05	Academy Sports San Antonio, TX	5.060%	03/01/10	3,933,000

02/25/05	The Village at Quail Springs Oklahoma City, OK	5.060%	03/01/10	5,740,000

The Company is obligated under earnout agreements to pay for certain tenant space in our existing properties after the tenant moves into its space and begins paying rent. During the period from January 1 to February 28, 2005, the Company funded earnouts totaling $20,552,372 at 7 of its existing properties.

During the period from January 1, 2005 to February 28, 2005, the Company entered into rate lock agreements which lock interest rates from 4.47% to 4.69% for periods from 30 days to 90 days on approximately $300 million in principal.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Notes to Consolidated Financial Statements
December 31, 2004 and 2003

(continued)

(14) Supplemental Financial Information (unaudited)

The following represents the results of operations, for the each quarterly period, during 2004 and 2003.
	2004
	Dec. 31	Sept. 30	June 30	March 31

Total income	$62,433,343	42,199,376	19,935,978	9,516,950
Net income (loss)	7,286,936	2,266,656	2,111,373	35,768

Net income (loss), per common share, basic and diluted:	.04	.02	.04	-

Weighted average number of common shares outstanding, basic and diluted	182,739,194	112,887,491	59,688,094	32,314,792

	2003
	Dec. 31	Sept. 30	June 30	March 31

Total income	$782,281	-	-	-
Net income (loss)	(132,535)	(32,794)	(450)	(7,500)

Net income (loss), per common share, basic and diluted:	(.02)	(1.64)	(.02)	(.38)

Weighted average number of common shares outstanding, basic and diluted	8,319,975	20,000	20,000	20,000

Inland Western Retail Real Estate Trust, Inc.
(A Maryland Corporation)

Schedule III

Real Estate and Accumulated Depreciation

December 31, 2004
		Initial Cost (A)			Gross amount carried at end of period
Multi-Tenant	Encumbrances	Land	Buildings and Improvements	Adjustments to Basis ( C )	Land	Buildings and Improvements	Total (B) (D)	Accumulated Depreciation (E)	Date Constructed	Date Acquired
23rd Street Plaza Panama City, FL	-	1,300,000	5,318,806		1,300,000	5,318,806	6,618,806	-	2003	12/04
Alison's Corner	3,850,000	1,045,000	5,700,345		1,045,000	5,700,345	6,745,345	139,668	2003	04/04
San Antonio, TX.
Arvada Connection and Arvada Marketplace	28,510,000	8,125,000	39,383,116	17,682	8,125,000	39,400,798	47,525,798	974,072	1987-1990	04/04
Arvada, CO
Azalea Square	16,535,000	6,375,000	21,303,772	(14,793)	6,375,000	21,288,979	27,663,979	130,069	2004	10/04
Summerville, SC
Bed, Bath & Beyond Plaza	11,192,500	-	18,367,361		-	18,367,361	18,367,361	168,316	2004	10/04
Miami, FL
Best on the Boulevard	19,525,000	7,460,000	25,583,195	(84,486)	7,460,000	25,498,709	32,958,709	702,197	1996-1999	04/04
Las Vegas, NV
Bluebonnet Parc	12,100,000	4,450,000	16,407,032	(101,955)	4,450,000	16,305,078	20,755,078	419,934	2002	04/04
Baton Rouge, LA
Boulevard at the Capital Centre	71,500,000	-	114,702,961	(418,558)	-	114,284,403	114,284,403	1,383,741	2004	09/04
Largo, MD
The Columns Jackson, TN	14,865,400	5,830,000	19,438,839	(22,200)	5,830,000	19,416,639	25,246,639	224,291	2004	8/04 & 10/04
Coram Plaza	20,760,000	10,200,000	26,177,515		10,200,000	26,177,515	36,377,515	-	2004	12/04
Coram, NY
CorWest Plaza	18,150,000	6,900,000	23,850,938	(13,950)	6,900,000	23,836,988	30,736,988	875,539	1999 - 2003	01/04
New Britain, CT
Cranberry Square	10,900,000	3,000,000	18,736,381		3,000,000	18,736,381	21,736,381	343,369	1996-1997	07/04
Cranberry Township, PA
Darien Towne Center	16,500,000	7,000,000	22,468,408	213,305	7,000,000	22,681,714	29,681,714	847,581	1994	12/03
Darien, IL
Davis Towne Crossing	5,365,200	1,850,000	5,681,061		1,850,000	5,681,061	7,531,061	103,773	2003-2004	06/04
North Richland Hills, TX.
Denton Crossing	35,200,000	6,000,000	43,433,763		6,000,000	43,433,763	49,433,763	258,849	2003-2004	10/04
Denton, TX
Dorman Center - Phase 1 & II Spartanburg, SC	27,610,000	17,025,000	29,478,484	(103,087)	17,025,000	29,375,397	46,400,397	909,740	2003-2004	3/04 & 7/04
Eastwood Towne Center	46,750,000	12,000,000	65,066,567		12,000,000	65,066,567	77,066,567	1,590,128	2002	05/04
Lansing, MI
Edgemont Town Center	-	3,500,000	10,956,495		3,500,000	10,956,495	14,456,495	33,474	2003	11/04
Homewood, AL
Evans Towne Centre	-	1,700,000	6,424,805		1,700,000	6,424,805	8,124,805	-	1995	12/04
Evans, GA

		Initial Cost (A)			Gross amount carried at end of period
Multi-Tenant	Encumbrances	Land	Buildings and Improvements	Adjustments to Basis ( C )	Land	Buildings and Improvements	Total (B) (D)	Accumulated Depreciation (E)	Date Constructed	Date Acquired
Five Forks	-	2,100,000	5,374,421		2,100,000	5,374,421	7,474,421	16,400	1999	12/04
Simpsonville, SC
Forks Town Center	10,395,000	2,430,000	14,835,863		2,430,000	14,835,863	17,265,863	226,641	2002	07/04
Easton, PA
Fox Creek Village	11,485,000	3,755,000	15,563,434	(33,181)	3,755,000	15,530,253	19,285,253	47,426	2003-2004	11/04
Longmont, CO
Fullerton Metrocenter	28,050,000	-	47,403,451	(199,396)	-	47,204,055	47,204,055	864,861	1998	06/04
Fullerton, CA
Gateway Pavilions	35,842,000	9,880,000	55,194,702		9,880,000	55,194,702	65,074,702	168,492	2003-2004	12/04
Avondale, AZ
Gateway Plaza	18,163,000	-	26,370,511		-	26,370,511	26,370,511	403,357	2000	07/04
Southlake, TX
Gateway Station	-	1,050,000	3,910,500		1,050,000	3,910,500	4,960,500	11,932	2003-2004	12/04
College Station, TX
Gateway Village	31,458,000	8,550,000	39,298,239		8,550,000	39,298,239	47,848,239	597,527	1996	07/04
Annapolis, MD
Governor's Marketplace	20,625,000	-	30,377,452	(56,281)	-	30,321,171	30,321,171	370,888	2001	08/04
Tallahassee, FL
Green's Corner	-	3,200,000	8,663,397		3,200,000	8,663,397	11,863,397	-	1997	12/04
Cumming, GA
Gurnee Town Center	24,360,000	7,000,000	35,146,950	(22,965)	7,000,000	35,123,985	42,123,985	214,573	2000	10/04
Gurnee, IL
Harvest Towne Center	5,005,000	3,155,000	5,085,037		3,155,000	5,085,037	8,240,037	62,188	1996-1999	09/04
Knoxville, TN
Henry Town Center	35,814,616	10,650,000	46,813,649		10,650,000	46,813,649	57,463,649	-	2002	12/04
McDonough, GA
Heritage Towne Crossing	8,950,000	3,065,000	10,729,077		3,065,000	10,729,077	13,794,077	327,196	2002	03/04
Euless, TX
Hickory Ridge	23,650,000	6,860,000	30,517,166		6,860,000	30,517,166	37,377,166	1,088,098	1999	01/04
Hickory, NC
Huebner Oaks Center	48,000,000	14,080,000	59,825,626	88,560	14,080,000	59,914,186	73,994,186	1,283,898	1997-1998	06/04
San Antonio, TX
Irmo Station	-	2,600,000	9,247,308		2,600,000	9,247,308	11,847,308	-	1980 &1985	12/04
Irmo, SC
John's Creek Village	23,300,000	5,750,000	21,269,874		5,750,000	21,269,874	27,019,874	392,876	2003-2004	06/04
Duluth, GA
La Plaza Del Norte	32,528,000	16,005,000	37,744,002	(288,670)	16,005,000	37,455,332	53,460,332	1,276,221	1996/1999	01/04
San Antonio, TX
Lake Mary Pointe	3,657,500	2,075,000	4,009,147		2,075,000	4,009,147	6,084,147	24,484	1999	10/04
Orlando, FL
Lakewood Towne Center Lakewood, WA	51,260,000	11,200,000	70,796,423	(360,223)	11,200,000	70,436,200	81,636,200	1,294,701	1988/2002-2003	06/04
Larkspur Landing	33,630,000	20,800,000	32,820,864	480,656	20,800,000	33,301,520	54,101,520	1,211,593	1978/2001	01/04
Larkspur, CA
Lincoln Park	26,153,000	9,360,000	34,717,980		9,360,000	34,717,980	44,077,980	424,282	1998	09/04
Dallas, TX
Low Country Village	5,370,000	1,550,000	8,778,906	(4,871)	1,550,000	8,774,035	10,324,035	160,970	2004	06/04
Bluffton, SC

		Initial Cost (A)			Gross amount carried at end of period
Multi-Tenant	Encumbrances	Land	Buildings and Improvements	Adjustments to Basis ( C )	Land	Buildings and Improvements	Total (B) (D)	Accumulated Depreciation (E)	Date Constructed	Date Acquired
MacArthur Crossing	12,700,000	4,710,000	16,264,562		4,710,000	16,264,562	20,974,562	546,335	1995-1996	02/04
Los Colinas, TX
Manchester Meadows	31,064,550	14,700,000	39,737,846	(84,875)	14,700,000	39,652,971	54,352,971	608,067	1994-1995	08/04
Town and Country, MO
Mansfield Towne Crossing	10,982,300	3,300,000	12,194,571		3,300,000	12,194,571	15,494,571	74,502	2003-2004	11/04
Mansfield, TX
McAllen Shopping Center	-	850,000	2,958,498		850,000	2,958,498	3,808,498	-	2004	12/04
McAllen, TX
Mesa Fiesta	-	7,372,000	26,730,387		7,372,000	26,730,387	34,102,387	-	2004	12/04
Mesa, AZ
Mitchell Ranch Plaza	18,700,000	5,550,000	26,212,826	(65,767)	5,550,000	26,147,060	31,697,060	319,699	2003	08/04
New Port Richey, FL
Newnan Crossing I	21,543,091	4,542,244	12,188,579	(832,534)	4,542,244	11,356,045	15,898,289	414,663	1999	12/03
Newnan, GA
Newnan Crossing II	2,223,100	10,557,591	21,798,114		10,557,591	21,798,114	32,355,705	449,285	2004	02/04
Newnan, GA
Newton Crossroads	-	3,350,000	6,926,760		3,350,000	6,926,760	10,276,760	-	1997	12/04
Covington, GA
North Ranch Pavilions	10,157,400	9,705,000	8,295,988	43,735	9,705,000	8,339,723	18,044,723	306,554	1992	01/04
Thousand Oaks, CA
North Rivers Town Center	11,050,000	3,350,000	15,720,415		3,350,000	15,720,415	19,070,415	384,070	2003-2004	04/04
Charleston, SC
Northgate North	26,650,000	7,540,000	49,077,929		7,540,000	49,077,929	56,617,929	899,882	1999-2003	06/04
Seattle, WA
Northpointe Plaza	30,850,000	13,800,000	37,706,966	(48,029)	13,800,000	37,658,937	51,458,937	807,530	1991-1993	05/04
Spokane, WA
Northwoods Center	11,192,500	3,415,000	9,474,629		3,415,000	9,474,629	12,889,629	28,945	2002-2004	12/04
Wesley Chapel, FL
Oswego Commons	19,262,100	6,250,000	26,629,204		6,250,000	26,629,204	32,879,204	81,370	2002-2004	11/04
Oswego, IL
Paradise Valley Marketplace	15,680,500	6,590,000	20,425,319	(147,469)	6,590,000	20,277,850	26,867,850	521,508	2002	04/04
Phoenix, AZ
Pavilion at King's Grant	5,342,000	4,300,000	2,741,212	15,748	4,300,000	2,756,960	7,056,960	107,010	2002-2003	12/03
Concord, NC
Peoria Crossings	20,497,400	6,240,000	29,190,441	(68,395)	6,240,000	29,122,046	35,362,046	964,437	2002-2003	03/04
Peoria, AZ
Phenix Crossing	-	2,600,000	6,776,273		2,600,000	6,776,273	9,376,273	-	2004	12/04
Phenix City, AL
Pine Ridge Plaza	14,700,000	5,000,000	19,802,170		5,000,000	19,802,170	24,802,170	421,316	1998-2004	06/04
Lawrence, KS
Placentia Town Center	13,695,000	11,200,000	11,750,963		11,200,000	11,750,963	22,950,963	35,898	1973/2000	12/04
Placentia, CA
Plaza at Marysville	11,800,000	6,600,000	13,727,658		6,600,000	13,727,658	20,327,658	207,702	1995	07/04
Marysville, WA
Plaza at Riverlakes	-	5,100,000	10,824,341		5,100,000	10,824,341	15,924,341	66,115	2001	10/04
Bakersfield, CA

		Initial Cost (A)			Gross amount carried at end of period
Multi-Tenant	Encumbrances	Land	Buildings and Improvements	Adjustments to Basis ( C )	Land	Buildings and Improvements	Total (B) (D)	Accumulated Depreciation (E)	Date Constructed	Date Acquired
Plaza Santa Fe II	17,393,732	-	28,587,813	(59,393)	-	28,528,421	28,528,421	610,545	2000-2002	06/04
Santa Fe, NM
Pleasant Run Towne Center	22,800,000	4,200,000	29,084,836		4,200,000	29,084,836	33,284,836	-	2004	12/04
Cedar Hill, TX
Promenade at Red Cliff	10,590,000	5,340,000	12,664,907		5,340,000	12,664,907	18,004,907	425,495	1997	02/04
St. George, UT
Reisterstown Road Plaza	49,650,000	15,800,000	70,371,762	(260,184)	15,800,000	70,111,578	85,911,578	1,034,081	1986/2004	08/04
Baltimore, MD
Saucon Valley Square	8,850,900	3,200,000	12,641,881		3,200,000	12,641,881	15,841,881	154,414	1999	09/04
Bethlehem, PA
Shoppes at Lake Andrew	15,656,511	4,000,000	22,996,002		4,000,000	22,996,002	26,996,002	-	2003	12/04
Viera, FL
The Shoppes at Park West (Publix Center)	6,655,000	2,240,000	9,356,781	210	2,240,000	9,356,991	11,596,991	57,018	2004	11/04
Mt. Pleasant, SC
Shoppes at Quarterfield (Metro Square Center)	6,067,183	2,190,000	8,839,520		2,190,000	8,839,520	11,029,520	296,973	1999	01/04
Severn, MD
Shoppes of Dallas	7,178,700	1,350,000	11,045,345	84,202	1,350,000	11,129,547	12,479,547	204,210	2004	07/04
Dallas, GA
Shoppes of Prominence Point	9,954,300	2,850,000	11,148,965	(7,331)	2,850,000	11,141,635	13,991,635	204,307	2004	06/04
Canton, GA
The Shops at Boardwalk	20,150,000	5,000,000	30,540,431	(203,838)	5,000,000	30,336,593	35,336,593	558,200	2003-2004	07/04
Kansas City, MO
Shops at Forest Commons	5,229,789	1,050,000	6,132,547		1,050,000	6,132,547	7,182,547	18,664	2002	12/04
Round Rock, TX
Shops at Park Place	13,127,000	9,096,000	13,174,867	256,937	9,096,000	13,431,805	22,527,805	593,842	2001	10/03
Plano, TX
Southlake Town Square	-	16,350,000	110,778,125		16,350,000	110,778,125	127,128,125	-	1998-2004	12/04
Southlake, TX
Stilesboro Oaks	-	2,200,000	9,426,287		2,200,000	9,426,287	11,626,287	-	1997	12/04
Acworth, GA
Stony Creek Marketplace	14,162,000	6,735,000	17,564,434	20,945	6,735,000	17,585,379	24,320,379	733,916	2003	12/03
Noblesville, IN
Tollgate Marketplace	39,765,000	8,700,000	61,247,363		8,700,000	61,247,363	69,947,363	932,050	1979/1994	07/04
Bel Air, MD
Towson Circle	19,197,500	9,050,000	17,840,034	(36,654)	9,050,000	17,803,379	26,853,379	272,109	1998	07/04
Towson, MD
University Town Center	-	-	9,556,971		-	9,556,971	9,556,971	29,195	2002	11/04
Tuscaloosa, AL
Village Shoppes at Simonton	7,561,700	2,200,000	10,873,898	(86,687)	2,200,000	10,787,211	12,987,211	165,348	2004	08/04
Lawrenceville, GA
Watauga Pavilion	17,100,000	5,185,000	27,503,862		5,185,000	27,503,862	32,688,862	588,588	2003-2004	05/04
Watauga, TX
Winchester Commons	7,235,000	4,400,000	7,471,467	(2,918)	4,400,000	7,468,549	11,868,549	45,641	1999	11/04
Memphis, TN

Subtotal Multi-Tenant	1,423,423,471	506,632,835	2,138,977,574	(2,406,708)	506,632,835	2,136,570,866	2,643,203,701	33,742,830
		Initial Cost (A)			Gross amount carried at end of period
Single-User	Encumbrances	Land	Buildings and Improvements	Adjustments to Basis ( C )	Land	Buildings and Improvements	Total (B) (D)	Accumulated Depreciation (E)	Date Constructed	Date Acquired
Academy Sports	2,920,000	1,230,000	3,751,721		1,230,000	3,751,721	4,981,721	57,225	2004	07/04
Houma, LA
Academy Sports	2,337,500	1,340,000	2,942,634		1,340,000	2,942,634	4,282,634	17,969	2004	10/04
Midland, TX
Academy Sports	2,775,000	1,050,000	3,954,157		1,050,000	3,954,157	5,004,157	24,164	2004	10/04
Port Arthur, TX
American Express	11,623,000	1,400,000	15,370,089		1,400,000	15,370,089	16,770,089	-	2000	12/04
De Pere, WI
American Express	37,170,000	2,900,000	55,966,421		2,900,000	55,966,421	58,866,421	-	1975	12/04
Fort Lauderdale, FL
American Express	33,040,000	2,800,000	49,470,089		2,800,000	49,470,089	52,270,089	-	1986	12/04
Greensboro, NC
American Express	56,050,000	14,200,000	74,607,812		14,200,000	74,607,812	88,807,812	-	1989	12/04
Minneapolis, MN
American Express - 19th Ave.	8,260,000	2,900,000	10,170,089		2,900,000	10,170,089	13,070,089	-	1983	12/04
Phoenix, AZ
American Express - 31st Ave.	31,860,000	5,100,000	45,270,089		5,100,000	45,270,089	50,370,089	-	1985	12/04
Phoenix, AZ
CVS Pharmacy (Eckerd Drug Store)	1,850,000	975,000	2,400,249	1,336	975,000	2,401,585	3,376,585	89,028	2003	12/03
Edmund, OK
CVS Pharmacy (Eckerd Drug Store)	2,900,000	932,000	4,369,730		932,000	4,369,730	5,301,730	163,287	2003	12/03
Norman, OK
CVS Pharmacy	1,685,000	600,000	2,469,216		600,000	2,469,216	3,069,216	15,090	2004	10/04
Sylacauga, AL
Eckerd Drug Store	1,750,000	900,000	2,376,504		900,000	2,376,504	3,276,504	52,171	2003-2004	06/04
Columbia, SC
Eckerd Drug Store	1,425,000	600,000	2,033,000		600,000	2,033,000	2,633,000	43,468	2003-2004	06/04
Crossville, TN
Eckerd Drug Store	1,650,000	1,050,000	2,047,200		1,050,000	2,047,200	3,097,200	43,688	2003-2004	06/04
Greer, SC
Eckerd Drug Store	1,975,000	700,000	2,960,139		700,000	2,960,139	3,660,139	63,299	2003-2004	06/04
Kill Devil Hills, NC
GMAC	33,000,000	8,250,000	50,287,192		8,250,000	50,287,192	58,537,192	460,933	1980/1990	09/04
Winston-Salem, NC
Harris Teeter	3,960,000	1,810,000	5,152,401		1,810,000	5,152,401	6,962,401	62,960	1977/1995	09/04
Wilmington, NC
Kohl's/Wilshire Plaza III	5,417,500	2,600,000	6,848,649		2,600,000	6,848,649	9,448,649	20,926	2004	07/04
Kansas City, MO
Shaw's Supermarket	6,450,000	2,700,000	11,532,191	(139,774)	2,700,000	11,392,417	14,092,417	431,997	1995	12/03
New Britain, CT
Wal-Mart Supercenter	7,100,000	1,756,000	10,913,942		1,756,000	10,913,942	12,669,942	166,680	1999	07/04
Blytheville, AR
Wal-Mart Supercenter	6,088,500	2,397,000	8,089,320		2,397,000	8,089,320	10,486,320	123,525	1997	08/04
Jonesboro, AR
Wrangler	11,300,000	1,218,669	16,249,921		1,218,669	16,249,921	17,468,590	248,226	1993	07/04
El Paso, TX
		Initial Cost (A)			Gross amount carried at end of period
Single-User	Encumbrances	Land	Buildings and Improvements	Adjustments to Basis ( C )	Land	Buildings and Improvements	Total (B) (D)	Accumulated Depreciation (E)	Date Constructed	Date Acquired
Zurich Towers	81,420,000	7,900,000	121,312,096		7,900,000	121,312,096	129,212,096	369,841	1988-1990	11/04
Schaumburg, IL
Subtotal Single-User	354,006,500	67,308,669	510,544,848	(138,437)	67,308,669	510,406,411	577,715,080	2,454,475

Consolidated Joint Ventures

Cardiff Hall East	5,108,656	1,090,000	7,607,874	-	1,090,000	7,607,874	8,697,873	92,725	1990	10/04
Towson, MD

Total Investment Properties	1,782,538,627	575,031,504	2,657,130,296	(2,545,145)	575,031,504	2,654,585,151	3,229,616,655	36,290,031

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
(A Maryland Corporation)

Schedule III (continued)
Real Estate and Accumulated Depreciation

December 31, 2004 and 2003

Notes:

  The initial cost to the Company represents the original purchase price of the property, including amounts incurred subsequent to acquisition which were contemplated at the time the property was acquired.

  The aggregate cost of real estate owned at December 31, 2004 for Federal income tax purposes was approximately $3,029,000,000 (unaudited).

  Reconciliation of real estate owned:

	2004	2003

Balance at beginning of period	$122,719,914	-
Purchases of property	3,308,730,780	127,195,469
Payments received under master leases and principal escrow	(3,024,547)	-
Acquired in-place lease intangibles and customer relationship value	(241,285,534)	(8,805,681)
Acquired above market lease intangibles	(42,302,599)	(1,595,673)
Acquired below market lease intangibles	84,778,641	5,925,799

Balance at end of period	$3,229,616,655	122,719,914

  Reconciliation of accumulated depreciation:

Balance at beginning of period	$140,497	-
Depreciation expense	36,149,534	140,497

Balance at end of period	$36,290,031	140,497

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
December 31, 2004
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties and the issuance of the notes receivable had occurred on December 31, 2004.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 2004, nor does it purport to represent our future financial position. No pro forma adjustments have been made for any potential property acquisitions identified as of March 14, 2005. The Company does not consider these properties as probable under Rule 3-14 of Regulation S-X as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of March 14, 2005. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
December 31, 2004
(unaudited)
(Amounts in thousands)
	Historical	Pro Forma
	(A)	Adjustments	Pro Forma
Assets

Net investment properties (B)	$3,193,327	379,006	3,572,333
Cash and cash equivalents	241,224	419,285	660,509
Restricted cash	65,923	-	65,923
Restricted escrows	17,105	-	17,105
Investment in marketable securities and treasury contracts	1,287	-	1,287
Investment in unconsolidated joint ventures	75,261	-	75,261
Accounts and rents receivable	19,962	-	19,962
Due from affiliates	654	-	654
Note receivable	31,772	792	32,564
Acquired in-place lease intangibles and customer relationship value(B) (D)	240,116	25,278	265,394
Acquired above market lease intangibles (B) (D)	40,774	2,877	43,651
Loan fees, leasing fees and loan fee deposits (G)	19,472	(5,691)	13,781
Other assets (G)	8,939	(103)	8,836

Total assets	$3,955,816	821,444	4,777,260

Liabilities and Stockholders' Equity

Mortgage and notes payable (B) (E)	1,783,114	357,650	2,140,764
Accounts payable	1,692	-	1,692
Accrued offering costs due to affiliates	2,880	-	2,880
Accrued interest payable	4,306	-	4,306
Tenant improvements payable	5,096	-	5,096
Accrued real estate taxes	4,254	-	4,254
Distributions payable	11,378	-	11,378
Security deposits	3,679	-	3,679
Prepaid rental income and other liabilities	7,765	-	7,765
Advances from sponsor	3,523	-	3,523
Acquired below market lease intangibles (B) (D)	85,986	730	86,716
Restricted cash liability	65,923	-	65,923
Due to affiliates	957	-	957

Total liabilities	1,980,553	358,380	2,338,933

Minority interests	89,537	-	89,537

Common stock (C)	217	53	270
Additional paid-in capital (net of offering costs) (C)	1,940,018	463,011	2,403,029
Accumulated distributions in excess of net income (F)	(54,750)	-	(54,750)
Accumulated other comprehensive income	241	-	241

Total stockholders' equity	1,885,726	463,064	2,348,790

Total liabilities and stockholders' equity	$3,955,816	821,444	4,777,260

See accompanying notes to pro forma consolidated balance sheet.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
December 31, 2004
(unaudited)

  The historical column represents our Consolidated Balance Sheet as of December 31, 2004 as filed with the Securities Exchange Commission on Form 10-K. As of December 31, 2004, the Company had sold 214,368,875 shares to the public and 3,079,003 shares were issued pursuant to the Company's distribution reinvestment program. In addition, the company had repurchased 10,350 shares pursuant to the Company's share repurchase program. As a result, the Company received $2,171,654,780 of gross offering proceeds. In addition, the Company received the Advisor's capital contribution of $200,000 for which the Advisor was issued 20,000 shares.

  The pro forma adjustments reflect the acquisition of the following properties or earnout components. The Company is obligated under earnout agreements to pay for certain tenant space in its existing properties after the tenant moves into its space and begins paying rent. The mortgages payable represent mortgages obtained from a third party, either assumed as part of the acquisition or subsequent to acquisition. No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant:

	Acquisition Price	Mortgage Payable
Purchases
Fairgrounds Plaza	$21,994,000	15,982,000
Maytag Distribution Center	23,160,000	12,740,000
Midtown Center	53,000,000	28,228,000
Hobby Lobby - Concord	5,500,000	3,025,000
Stanley Works	10,000,000	-
American Express - Markham, Ontario	42,000,000	25,380,000
Academy Sports - San Antonio	7,150,000	3,933,000
Magnolia Square	19,114,000	10,265,000
Cottage Plaza	23,440,000	13,025,000
Village of Quail Springs	10,429,000	5,740,000
Holliday Towne Center	14,828,000	8,050,000
Trenton Crossing	29,212,000	19,307,000
CVS Pharmacy - Jacksonville	6,000,000	-
CarMax - San Antonio	14,600,000	-
Southgate Plaza	12,253,000	-
Stateline Station	32,000,000	-
High Ridge Crossing	13,200,000	-
American Express - Salt Lake City	48,000,000	28,320,000

Earnouts
Reisterstown Road Plaza	3,670,000	-
John's Creek Village	5,096,000	-
Denton Crossing	1,286,000	-
Gateway Village	3,636,000	-
Mansfield Towne Crossing	2,275,000	-
Heritage Towne Crossing	1,276,000	-
Boulevard at the Capital Centre	3,312,000	-

Total	$406,431,000	173,995,000

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
December 31, 2004
(unaudited)

Allocation of net investments in properties:
Land	$69,133,000
Building and improvements	309,873,000
Acquired in-place lease intangibles and customer relationship value	25,278,000
Acquired above market lease intangibles	2,877,000
Acquired below market lease intangibles	(730,000)
Total	$406,431,000

  Additional offering proceeds of $526,210,000, net of additional offering costs of $63,146,000 are reflected as received as of December 31, 2004, prior to the purchase of the properties and are limited to offering proceeds necessary to acquire the properties and offering proceeds actually received as of March 14, 2005. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

  Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant as well as the value associated with customer relationships. The value of the acquired leases and customer relationship values will be amortized over the lease term.

  Additional mortgages payable of $357,650,000, reflected as funded as of December 31, 2004, includes $173,995,000 of mortgages payable obtained subsequent to the acquisition of the properties described in (B) and $183,655,000 of new financing placed on previously acquired properties.

  No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

  Change in loan fees, leasing fees and loan fee deposits of $5,691,000 represents prepaid loan fees applied to mortgage payables obtained as described in (E). Change in other assets of $103,000 represents advance purchase deposits on properties purchased as described in (B).

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2004 or the date significant operations commenced. No pro forma adjustments have been made for any potential property acquisitions identified as of March 14, 2005. The Company does not consider these properties as probable under Rule 3-14 of Regulation S-X as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of March 14, 2005. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties. No pro forma adjustments were made for Eckerd - Greer, Eckerd - Kill Devil Hills, Eckerd - Columbia, Eckerd - Crossville, Kohl's - Wilshire Plaza III, Academy Sports - Houma, The Columns - Phase II, Academy Sports - Port Arthur, Academy Sports - Midland, Hobby Lobby - Concord, Stanley Works, Academy Sports - San Antonio or CVS Pharmacy - Jacksonville as the properties were completed in 2004 and there were no significant operations prior to the Company's acquisition. No pro forma adjustments were made related to the Pacheco Pass and Quakertown notes receivable as the properties were completed in 2004 and there were no significant operations prior to the Company's funding of the notes receivable.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2004, nor does it purport to represent our future results of operations.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004 (unaudited)
(Amounts in thousands)

		Pro Forma	Pro Forma
	Historical	Adjustments	Adjustments
	(A)	(B)	(C)	Pro Forma

Rental income	$106,425	19,929	127,882	254,236
Tenant recovery income	23,155	4,031	23,090	50,276
Other property income	825	-	-	825

Total income	130,405	23,960	150,972	305,337

General and administrative expenses	4,857	-	-	4,857
Advisor asset management fee (D)	-	-	-	-
Property operating expenses (G)	32,522	6,149	38,481	77,152
Depreciation and amortization (E)	47,973	9,904	68,789	126,666

Total expenses	85,352	16,053	107,270	208,675

Operating income	45,053	7,907	43,702	96,662

Other income	3,681	-	-	3,681
Interest expense (H)	(33,175)	(7,577)	(49,203)	(89,955)
Realized loss on sale of treasury contacts	(3,667)	-	-	(3,667)
Minority interests	398	-	-	398
Equity in earnings (losses) of unconsolidated entities	(589)	-	-	(589)

Net income (loss)	$11,701	330	(5,501)	6,530

Other comprehensive income:
Unrealized gain/loss on investment securities	241	-	-	241

Comprehensive income (loss)	$11,942	330	(5,501)	6,771

Weighted average number of shares of common stock outstanding, basic and diluted (F)	98,563			122,413

Net income (loss) per share, basic and diluted (F)	.12			.05

See accompanying notes to pro forma consolidated statement of operations.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

  The historical information represents the historical statement of operations of the Company for the period from January 1, 2004 to December 31, 2004 as filed with the Securities Exchange Commission on Form 10-K.
  Total pro forma adjustments for acquisitions consummated as of March 14, 2005 are as though the properties were acquired January 1, 2004.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$20,258	(329)	19,929
Tenant recovery income	4,031	-	4,031

Total income	24,289	(329)	23,960

Advisor asset management fee	-	-	-
Property operating expenses	5,071	1,078	6,149
Depreciation and amortization	-	9,904	9,904
Interest expense	-	7,577	7,577

Total expenses	5,071	18,559	23,630

Net income (loss)	$19,218	(18,888)	330

  Audited combined gross income and direct operating expenses as prepared in accordance with Rule 3-14 of Regulation S-X for the following properties:

Coram Plaza, Mesa Fiesta, Green's Corner, Newton Crossroads, Stilesboro Oaks, Pleasant Run Towne Crossing, Shoppes at Lake Andrew, Fairgrounds Plaza, Midtown Center, Trenton Crossing, Lakepointe Towne Center and Stateline Station.

As previously reported, an audit of Magnolia Square was going to be performed, however, no audit was required in accordance with Rule 3.14 of Regulation S-X.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

  Total pro forma adjustments for acquisitions consummated as of March 14, 2005 are as though the properties were acquired January 1, 2004. No pro forma adjustments were made for Eckerd - Greer, Eckerd - Kill Devil Hills, Eckerd - Columbia, Eckerd - Crossville, Kohl's - Wilshire Plaza III, Academy Sports - Houma, The Columns - Phase II, Academy Sports - Port Arthur, Academy Sports - Midland, Hobby Lobby - Concord, Stanley Works, Academy Sports - San Antonio or CVS Pharmacy - Jacksonville as the properties were completed in 2004 and there were no significant operations prior to the Company's acquisition. No pro forma adjustments were made related to the Pacheco Pass and Quakertown notes receivable as the properties were completed in 2004 and there were no significant operations prior to the Company's funding of the notes receivable.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments
Rental income	$130,679	(2,797)	127,882
Tenant recovery income	23,090	-	23,090

Total revenues	153,769	(2,797)	150,972

Advisor asset management fee	-	-	-
Property operating expenses	31,779	6,702	38,481
Depreciation and amortization	-	68,789	68,789
Interest expense	-	49,203	49,203

Total expenses	31,779	124,694	156,473

Net income (loss)	$121,990	(127,491)	(5,501)
  Unaudited combined gross income and direct operating expenses from January 1, 2004 through the date of acquisition based on information provided by the Seller for the following properties:

CorWest Plaza, Hickory Ridge, Shoppes at Quarterfield, Larkspur Landing, North Ranch Pavilion, La Plaza Del Norte, MacArthur Crossing, Promenade at Red Cliff, Peoria Crossings, Dorman Center, Heritage Towne Crossing, Paradise Valley Marketplace, Best on the Boulevard, Bluebonnet Parc, North Rivers Town Center, Alison's Corner, Arvada Connection and Arvada Marketplace, Eastwood Town Center, Watauga Pavilion, Northpointe Plaza, Plaza Santa Fe II, Pine Ridge Plaza, Huebner Oaks Center, John's Creek Village, Lakewood Towne Center, Shoppes of Prominence Point, Northgate North, Davis Towne Crossing, Fullerton Metrocenter, Low Country Village, The Shops at Boardwalk, Shoppes of Dallas, Cranberry Square, Tollgate Marketplace, Gateway Village, Towson Circle, Gateway Plaza, Plaza at Marysville, Forks Town Center, Reisterstown Road Plaza, Village Shoppes at Simonton, Manchester Meadows, Governor's Marketplace, Mitchell Ranch Plaza, The Columns, Saucon Valley Square, Lincoln Park, Harvest Towne Center, Boulevard at the Capital Centre, Bed, Bath & Beyond Plaza, Denton Crossing, Azalea Square, Lake Mary Pointe, Plaza at Riverlakes, Gurnee Town Centre, Mansfield Towne Crossing, Winchester Commons, Publix Center (Shoppes at Park West), Fox Creek Village, Oswego Commons, University Town Center, Edgemont Town Center, Five Forks, Placentia Town Center, Gateway Station, Northwoods Center, Shops at Forest Commons, Gateway Pavilions, Henry Town Center, McAllen Shopping Center, 23rd Street Plaza, Southlake Town Square, Irmo Station, Evans Towne Centre, Cottage Plaza, Village at Quail Springs, Phenix Crossing, Magnolia Square, Holliday Towne Center, Southgate Plaza and High Ridge Crossing.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

Gross rental income from January 1, 2004 through the date of acquisition based on information provided by tenant net leases for the following properties:

Eckerd - Greer, Eckerd - Kill Devil Hills, Eckerd - Columbia, Eckerd - Crossville, Kohl's - Wilshire Plaza III, Wal-Mart Supercenter - Blytheville, Wrangler Company Western Headquarters, Academy Sports - Houma, Wal-Mart Supercenter - Jonesboro, Harris Teeter - Wilmington, GMAC Insurance, Academy Sports - Port Arthur, CVS Pharmacy - Sylacauga, Academy Sports - Midland, Zurich Towers, the American Express portfolio, Maytag Distribution Center, Hobby Lobby - Concord, Stanley Works, Academy Sports - San Antonio, CVS Pharmacy - Jacksonville, and CarMax - San Antonio.

  The advisor asset management fee is expected to be subordinated to the shareholders' receipt of a stated return thus no amount is reflected.

  Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

  The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2004 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.

  The pro forma adjustments relating to interest expense were based on the following debt terms:

	Principal	Interest	Maturity
	Balance	Rate	Date
Academy Sports - Houma	2,920,000	5.120%	09/09
Academy Sports - Midland	2,338,000	5.120%	01/10
Academy Sports - Port Arthur	2,775,000	5.120%	11/09
Adademy Sports - San Antonio	3,933,000	5.060%	02/10
Alison's Corner	3,850,000	4.272%	06/10
American Express - Markham, Ontario	25,380,000	4.2675%	02/15
American Express - Depere, WI	11,623,000	4.2975%	01/15
American Express - 31st Avenue - Phoenix	31,860,000	4.2675%	01/15
American Express - 19th Avenue - Phoenix	8,260,000	4.2675%	01/15
American Express - Minneapolis	56,050,000	4.2675%	01/15
American Express - Greensboro, NC	33,040,000	4.2675%	01/15
American Express - Fort Lauderdale, FL	37,170,000	4.2675%	01/15
American Express - Salt Lake City	28,320,000	4.2975%	03/15
Arvada Marketplace and Arvada Connection	28,510,000	4.130%	07/09
Azalea Square	16,535,000	5.010%	12/09
Bed Bath & Beyond Plaza	11,193,000	5.170%	12/09
Best on the Boulevard	19,525,000	3.990%	05/09
Bluebonnet Parc	12,100,000	4.372%	05/09
Boulevard at the Capital Centre	71,500,000	5.120%	10/09

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

	Principal	Interest	Maturity
	Balance	Rate	Date
Cardiff Hall East	5,109,000	8.020%	08/10
Cottage Plaza	13,025,000	4.600%	04/10
Coram Plaza	20,755,000	4.550%	02/10
CorWest Plaza	18,150,000	4.560%	02/09
Cranberry Square	10,900,000	4.975%	08/09
CVS Pharmacy - Sylacauga	1,685,000	5.060%	01/10
Davis Towne Crossing	5,365,000	5.185%	09/09
Denton Crossing	35,200,000	4.300%	01/10
Dorman Center	27,610,000	4.180%	05/09
Eastwood Towne Center	46,750,000	4.640%	07/09
Eckerds Drug Stores (4)	6,800,000	5.275%	08/09
Edgemont Town Center	8,600,000	4.430%	03/10
Evans Towne Centre	5,005,000	4.670%	02/10
Fairgrounds Plaza	15,982,000	5.690%	01/33
Five Forks	4,483,000	4.815%	02/10
Forks Town Center	10,395,000	4.970%	09/09
Fox Creek Village	11,485,000	5.210%	12/09
Fullerton Metrocenter	28,050,000	5.090%	08/09
Gateway Pavilions	35,842,000	4.670%	01/10
Gateway Plaza	18,163,000	5.100%	09/09
Gateway Village (Note A)	27,233,000	LIBOR + 113	07/09
Gateway Village (Note B)	4,225,000	LIBOR + 200	08/05
GMAC Insurance	33,000,000	4.610%	10/09
Governor's Marketplace	20,625,000	5.185%	09/09
Green's Corner	7,022,000	4.500%	02/10
Gurnee Town Center	24,360,000	4.597%	01/10
Harris Teeter - Wilmington	3,960,000	4.915%	11/09
Harvest Towne Center	5,005,000	4.935%	01/10
Henry Town Center	35,815,000	5.420%	01/13
Heritage Towne Crossing	8,950,000	4.374%	06/09
Hickory Ridge	23,650,000	4.531%	02/09
Hobby Lobby - Concord	3,025,000	5.1150%	02/10
Holliday Towne Center	8,050,000	5.180%	04/10
Huebner Oaks Center (Note A)	31,723,000	4.200%	07/10
Huebner Oaks Center (Note B)	16,277,000	3.960%	07/10
Irmo Station	7,085,000	5.124%	02/10
John's Creek Village	23,300,000	5.100%	08/09
Kohl's - Wilshire Plaza III	5,418,000	5.120%	12/09
La Plaza Del Norte	32,528,000	4.610%	03/10
Lake Mary Pointe	3,658,000	5.170%	12/09
Lakewood Towne Center (Note A)	44,000,000	2.680%	06/09
Lakewood Towne Center (Note B)	7,260,000	3.830%	07/05
Larkspur Landing	33,630,000	4.450%	02/09
Lincoln Park	26,153,000	4.610%	11/09
Low Country Village - Phase I	5,370,000	4.960%	10/09
Low Country Village - Phase II	5,440,000	5.130%	05/09
MacArthur Crossing	12,700,000	4.290%	05/09
Magnolia Square	10,265,000	5.115%	03/10
Manchester Meadows	31,065,000	4.480%	09/07

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004
(unaudited)

	Principal	Interest	Maturity
	Balance	Rate	Date
Mansfield Towne Crossing	10,982,000	5.215%	12/09
Maytag Distribution Center	12,740,000	4.840%	04/10
McAllen Shopping Center	2,455,000	5.060%	03/10
Mesa Fiesta	23,500,000	5.300%	02/10
Midtown Center	28,228,000	4.460%	03/10
Mitchell Ranch Plaza	18,700,000	4.480%	10/09
Newnan Crossing II	2,223,000	4.380%	05/09
Newton Crossroads	5,548,000	4.500%	02/10
North Ranch Pavilion	10,157,000	4.120%	04/09
North Rivers Town Center	11,050,000	4.760%	05/09
Northgate North	26,650,000	4.600%	07/08
Northpointe Plaza	30,850,000	4.272%	05/09
Northwoods Center	11,192,500	4.815%	01/10
Oswego Commons	19,262,000	4.750%	12/09
Paradise Valley Marketplace	15,681,000	4.550%	05/09
Peoria Crossings	20,497,000	4.090%	04/09
Pine Ridge Plaza	14,700,000	5.085%	08/09
Plaza at Marysville	11,800,000	5.085%	08/09
Plaza Santa Fe II	17,394,000	6.200%	12/12
Pleasant Run Towne Crossing	22,800,000	5.215%	01/10
Promenade at Red Cliff	10,590,000	4.290%	05/09
Publix Center	6,655,000	4.597%	01/10
Reisterstown Road Plaza	49,650,000	5.300%	09/09
Saucon Valley Square	8,851,000	5.115%	10/09
Shoppes at Lake Andrew	15,657,000	5.000%	03/14
Shoppes at Quarterfield	6,067,000	4.280%	04/09
Shoppes of Dallas	7,179,000	4.960%	04/09
Shoppes of Prominence Point	9,954,000	5.235%	09/09
Shops at Forest Commons	5,230,000	6.340%	09/13
Southlake Town Square	70,571,000	4.550%	03/10
Southlake Town Square II	10,429,000	4.550%	03/10
Stilesboro Oaks	6,592,000	4.500%	02/10
The Columns - Phase I	11,423,000	4.910%	11/09
The Columns - Phase II	3,442,000	4.950%	05/09
The Shops at Boardwalk	20,150,000	4.130%	08/09
Tollgate Marketplace	39,765,000	LIBOR +120	07/09
Towson Circle (Note A)	15,647,500	5.100%	07/09
Towson Circle (Note B)	3,550,000	LIBOR + 200	08/05
Trenton Crossing	19,307,000	4.460%	05/10
University Town Center	5,810,000	4.430%	03/10
Village at Quail Springs	5,740,000	5.060%	03/01
Village Shoppes at Simonton	7,562,000	4.960%	10/09
Wal-Mart Supercenter - Blytheville	7,100,000	4.390%	09/09
Wal-Mart Supercenter - Jonesboro	6,088,500	5.085%	09/09
Watauga Pavilion	17,100,000	4.140%	06/10
Winchester Commons	7,235,000	5.120%	12/09
Wrangler Company Western Headquarters	11,300,000	5.090%	08/27
Zurich Towers	81,420,000	4.247%	12/34

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Henry Town Center ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Henry Town Center for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
February 3, 2005

HENRY TOWN CENTER

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)
	For the nine months ended	For the year ended
	September 30, 2004	December 31, 2003
	(unaudited)
Gross income:
Base rental income	$3,540,928	$4,683,921
Operating expense and real estate tax recoveries	915,538	1,147,948

Total gross income	4,456,466	5,831,869

Direct operating expenses:
Operating expenses	331,664	364,629
Insurance	78,557	114,931
Real estate taxes	514,565	666,104
Interest expense	1,486,640	1,978,300

Total direct operating expenses	2,411,426	3,123,964

Excess of gross income over direct operating expenses	$2,045,040	$2,707,905
See accompanying notes to historical summary of gross income and direct operating expenses.

HENRY TOWN CENTER

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  Business

  Henry Town Center ("the Property") is located in McDonough, GA. The Property consists of approximately 380,942 square feet of gross leasable area and was approximately 100% occupied at December 31, 2003. The Property is leased to a total of 42 tenants and has two ground leases. Of these, one tenant accounts for approximately 22% of base rental revenue for the year ended December 31, 2003. On December 23, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2004.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  The Property has two ground leases that are classified as operating leases with terms extending through 2012 and 2022. Total ground lease income was $301,228 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $79,576 for the year ended December 31, 2003.

  HENRY TOWN CENTER

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2003 and the nine months ended September 30, 2004 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from one to 19 years, as of December 31, 2003, are as follows:

Year
2004	$4,649,668
2005	4,633,825
2006	4,580,016
2007	4,405,775
2008	3,484,283
Thereafter	26,367,048

$48,120,615

  Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, and professional fees are excluded from the Historical Summary.

  Interest Expense

IWRRETI assumed a $35,814,616 mortgage loan secured by the Property in connection with the acquisition. This mortgage loan had an original balance of $36,000,000, and was paid down by an additional $185,384 in 2004 prior to IWRRETI assuming the loan. The mortgage loan bears a fixed interest rate of 5.42%, payable in monthly installments of principal and interest, and matures on January 11, 2013.

Minimum annual principal payments under the terms of the mortgage debt are as follows:

Year
2004	$-
2005	475,022
2006	501,793
2007	530,073
2008	554,578
Thereafter	33,753,150

$35,814,616

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") of the Properties acquired from Ceruzzi Holdings for the year ended December 31, 2004. This Combined Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties acquired from Ceruzzi Holdings for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
January 22, 2005

PROPERTIES ACQUIRED FROM CERUZZI HOLDINGS

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

For the year ended
December 31, 2004

Gross income:
Base rental income	$4,295,301
Operating expense and real estate tax recoveries	444,729

Total gross income	4,740,030

Direct operating expenses:
Operating expenses	393,558
Insurance	31,380
Real estate taxes	207,147
Interest expense	931,059

Total direct operating expenses	1,563,144

Excess of gross income over direct operating expenses	$3,176,886
See accompanying notes to combined historical summary of gross income and direct operating expenses.

PROPERTIES ACQUIRED FROM CERUZZI HOLDINGS

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

  Business

  The Properties Acquired from Ceruzzi Holdings consist of:

Name	Gross Leasable Area	Location	Occupancy at December 31, 2004
Coram Plaza	141,780	Coram, NY	92%
Fairgrounds Plaza	Ground lease	Middletown, NY

  The Properties are leased to a total of 22 tenants and has one ground lease. Of these, one tenant and the ground lease account for 79% of base rental revenue for the year ended December 31, 2004. On December 23, 2004 and January 5, 2005, respectively, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired Coram Plaza and Fairgrounds Plaza from Ceruzzi Holdings, an unaffiliated third party. The Combined Historical Summary for the year ended December 31, 2004 includes gross income and direct operating expenses for a full year, including the period for which IWRRETI owned Coram Plaza.

  Basis of Presentation

  The Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Properties' revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates. The Combined Historical Summary is presented on a combined basis since the Properties were acquired from the same seller.

  Gross Income

  The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals.

  The Properties have one ground lease that is classified as an operating lease with terms extending through January 31, 2028. Total ground lease income was $1,769,970 and is included in base rental income in the accompanying Combined Historical Summary for the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $929,878 for the year ended December 31, 2004.

  PROPERTIES ACQUIRED FROM CERUZZI HOLDINGS

  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2004

  Minimum rents to be received from tenants under operating leases, which terms range from one to 35 years, as of December 31 2004, are as follows:

Year
2005	$4,233,364
2006	4,142,951
2007	4,048,334
2008	3,948,586
2009	3,971,733
Thereafter	65,540,843

$85,885,811

  Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Historical Summary.

  Interest Expense

IWRRETI assumed a $15,982,376 mortgage loan secured by Fairgrounds Plaza in connection with the acquisition. This mortgage loan had an original balance of $16,375,000, and was paid down by an additional $16,547 in 2005 prior to IWRRETI assuming the loan. The mortgage loan bears a fixed interest rate of 5.69%, payable in monthly installments of principal and interest, and matures on February 1, 2033.

Minimum annual principal payments under the terms of the mortgage debt are as follows:

Year
2005	$205,564
2006	235,268
2007	249,206
2008	261,451
2009	279,457
Thereafter	14,751,430

$15,982,376

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") of the Properties acquired from FFI American Market Fund, L.P. ("the Properties") for the year ended December 31, 2004. This Combined Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties acquired from FFI American Market Fund, L.P. for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Atlanta, Georgia
March 2, 2005

PROPERTIES ACQUIRED FROM FFI AMERICAN MARKET FUND, L.P.

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

For the year ended
December 31, 2004

Gross income:
Base rental income	$2,567,103
Operating expense and real estate tax recoveries	549,895

Total gross income	3,116,998

Direct operating expenses:
Operating expenses	336,187
Insurance	179,097
Real estate taxes	43,656

Total direct operating expenses	558,940

Excess of gross income over direct operating expenses	$2,558,058
See accompanying notes to combined historical summary of gross income and direct operating expenses.

THE PROPERTIES ACQUIRED FROM FFI AMERICAN MARKET FUND, L.P.

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

  Business

  The Properties acquired from FFI American Market Fund, L.P. ("the Properties") consist of the following:

Name	Gross Leasable Area	Location	Occupancy at December 31, 2004
Green's Corner	82,792	Cumming, GA	100%
Newton Crossroads	78,896	Covington, GA	100%
Stilesboro Oaks	80,772	Acworth, GA	100%

  The Properties are leased to a total of 36 tenants and has one ground lease. Of these, one tenant, that occupies space in each of the three properties, accounts for approximately 56% of base rental revenue for the year ended December 31, 2004. On December 29, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Properties from FFI American Market Fund, L.P., an unaffiliated third party. The Combined Historical Summary for the year ended December 31, 2004 includes gross income and direct operating expenses for a full year, including the period for which IWRRETI owned the Properties.

  Basis of Presentation

  The Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Properties' revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates. The Combined Historical Summary is presented on a combined basis since the Properties were acquired from the same seller.

  Gross Income

  The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2004.

  The Properties have one ground lease that is classified as an operating lease with terms extending through July 15, 2017. Total ground lease income was $51,106 and is included in base rental income in the accompanying Combined Historical Summary for the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $19,354 for the year ended December 31, 2004.

  PROPERTIES ACQUIRED FROM FFI AMERICAN MARKET FUND, L.P.

  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2004

  Minimum rents to be received from tenants under operating leases, which terms range from one to 18 years, as of December 31 2004, are as follows:

Year
2005	$2,596,907
2006	2,434,256
2007	2,157,007
2008	1,758,671
2009	1,620,053
Thereafter	14,439,590

$25,006,484

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Shoppes at Lake Andrew ("the Property") for the year ended December 31, 2004. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Shoppes at Lake Andrew for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
January 26, 2005

SHOPPES AT LAKE ANDREW

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

For the year ended
December 31, 2004

Gross income:
Base rental income	$1,907,240
Operating expense and real estate tax recoveries	385,623

Total gross income	2,292,863

Direct operating expenses:
Operating expenses	138,198
Insurance	47,877
Real estate taxes	227,361

Total direct operating expenses	413,436

Excess of gross income over direct operating expenses	$1,879,427
See accompanying notes to historical summary of gross income and direct operating expenses.

SHOPPES AT LAKE ANDREW

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

  Business

  Shoppes at Lake Andrew ("the Property") is located in Melbourne, FL. The Property consists of approximately 144,752 square feet of gross leasable area and was approximately 100% occupied at December 31, 2004. The Property is leased to a total of 18 tenants, of which five tenants account for approximately 65% of base rental revenue for the year ended December 31, 2004. On December 28, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party. The Historical Summary for the year ended December 31, 2004 includes gross income and direct operating expenses for a full year, including the period for which IWRRETI owned the Property.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $46,547 for the year ended December 31, 2004.

  SHOPPES AT LAKE ANDREW

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2004

  Minimum rents to be received from tenants under operating leases, which terms range from one to 12 years, as of December 31 2004, are as follows:

Year
2005	$2,033,910
2006	2,036,159
2007	2,040,439
2008	2,010,768
2009	1,735,132
Thereafter	6,987,372

$16,843,780

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Mesa Fiesta ("the Property") for the year ended December 31, 2004. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Mesa Fiesta for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Atlanta, Georgia
March 2, 2005

MESA FIESTA

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

For the year ended
December 31, 2004

Gross income:
Base rental income	$2,491,382
Operating expense and real estate tax recoveries	525,213

Total gross income	3,016,595

Direct operating expenses:
Operating expenses	132,419
Insurance	74,524
Real estate taxes	320,061

Total direct operating expenses	527,004

Excess of gross income over direct operating expenses	$2,489,591
See accompanying notes to historical summary of gross income and direct operating expenses.

MESA FIESTA

Notes to the Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

  Business

  Mesa Fiesta ("the Property") is located in Mesa, Arizona. The Property consists of approximately 194,892 square feet of gross leasable area and was approximately 100% occupied at December 31, 2004. The Property is leased to a total of 8 tenants, of which 3 tenants account for approximately 57% of base rental revenue for the year ended December 31, 2004. On December 28, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party. The Historical Summary for the year ended December 31, 2004 includes gross income and direct operating expenses for a full year, including the period for which IWRRETI owned the Property.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments decreased base rental income by $25,314 for the year ended December 31, 2004.

  MESA FIESTA

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2004

  Minimum rents to be received from tenants under operating leases, which terms range from three to six years, as of December 31 2004, are as follows:

Year
2005	$2,700,054
2006	2,717,769
2007	2,658,117
2008	2,646,222
2009	1,289,448
Thereafter	48,038

$12,059,648

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Midtown Center ("the Property") for the year ended December 31, 2004. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Midtown Center for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
February 19, 2005

MIDTOWN CENTER

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

For the year ended
December 31, 2004

Gross income:
Base rental income	$2,984,727
Operating expense and real estate tax recoveries	673,088
Contingent rent	70,071
Other income	6,525

Total gross income	3,734,411

Direct operating expenses:
Operating expenses	436,819
Insurance	21,483
Real estate taxes	353,680

Total direct operating expenses	811,982

Excess of gross income over direct operating expenses	$2,922,429
See accompanying notes to historical summary of gross income and direct operating expenses.

MIDTOWN CENTER

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

  Business

  Midtown Center ("the Property") is located in Milwaukee, Wisconsin. The Property consists of approximately 319,108 square feet of gross leasable area and was approximately 98% occupied at December 31, 2004. The Property is leased to a total of 24 tenants, of which two tenants account for approximately 62% of base rental revenue for the year ended December 31, 2004. Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") purchased the Property on January 10, 2005, from an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $70,071 was earned during the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $135,609 for the year ended December 31, 2004.

  MIDTOWN CENTER

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2004

  Minimum rents to be received from tenants under operating leases, which terms range from five to 20 years, as of December 31 2004, are as follows:

Year
2005	$3,408,623
2006	3,417,970
2007	3,391,311
2008	3,256,084
2009	3,106,530
Thereafter	30,495,875

$47,076,393

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Trenton Crossing ("the Property") for the year ended December 31, 2004. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Trenton Crossing for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
February 1, 2005

TRENTON CROSSING

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

For the year ended
December 31, 2004

Gross income:
Base rental income	$1,700,789
Operating expense and real estate tax recoveries	334,703

Total gross income	2,035,492

Direct operating expenses:
Operating expenses	140,992
Insurance	55,393
Real estate taxes	294,395

Total direct operating expenses	490,780

Excess of gross income over direct operating expenses	$1,544,712
See accompanying notes to historical summary of gross income and direct operating expenses.

TRENTON CROSSING

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

  Business

  Trenton Crossing ("the Property") is located in McAllen, TX. The Property consists of approximately 225,560 square feet of gross leasable area and was approximately 86% occupied at December 31, 2004. The Property is leased to a total of 18 tenants, of which four tenants account for approximately 67% of base rental revenue for the year ended December 31, 2004. On February 10, 2005, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $68,184 for the year ended December 31, 2004.

  TRENTON CROSSING

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2004

  Minimum rents to be received from tenants under operating leases, which terms range from one to 10 years, as of December 31 2004, are as follows:

Year
2005	$2,180,569
2006	2,199,706
2007	2,191,491
2008	2,159,838
2009	1,704,403
Thereafter	8,910,041

$19,346,048

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") of the Properties acquired from Weber & Company for the year ended December 31, 2004. This Combined Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties acquired from Weber & Company for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
February 26, 2005

PROPERTIES ACQUIRED FROM WEBER & COMPANY

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

For the year ended
December 31, 2004

Gross income:
Base rental income	$3,213,870
Operating expense and real estate tax recoveries	747,932
Contingent rent	9,934

Total gross income	3,971,736

Direct operating expenses:
Operating expenses	350,520
Insurance	116,888
Real estate taxes	785,759

Total direct operating expenses	1,253,167

Excess of gross income over direct operating expenses	$2,718,569
See accompanying notes to combined historical summary of gross income and direct operating expenses.

PROPERTIES ACQUIRED FROM WEBER & COMPANY

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

  Business

  The Properties acquired from Weber & Company consist of:

Name	Gross Leasable Area	Location	Occupancy at December 31, 2004
Lakepointe Towne Crossing	193,503	Lewisville, TX	69%
Pleasant Run Towne Crossing	205,230	Cedar Hill, TX	88%

  The Properties are leased to a total of 30 tenants and has three ground leases. Of these, eight tenants account for 65% of base rental revenue for the year ended December 31, 2004. On December 30, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired Pleasant Run Towne Crossing from Weber & Company, an unaffiliated third party. IWRRETI is expected to close on the acquisition of Lakepointe Towne Crossing in the second quarter of 2005. The Combined Historical Summary for the year ended December 31, 2004 includes gross income and direct operating expenses for a full year, including the period for which IWRRETI owned Pleasant Run Towne Crossing.
  Basis of Presentation

  The Combined Historical Summary of Gross Income and Direct Operating Expenses ("Combined Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Properties' revenues and expenses. The Combined Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates. The Combined Historical Summary is presented on a combined basis since the Properties were acquired from the same seller.

  Gross Income

  The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate tax, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $9,934 was earned the year ended December 31, 2004.

  The Properties have three ground leases that are classified as operating leases with terms extending through May 31, 2024. Total ground lease income was $147,177 and included in base rental income in the accompanying Combined Historical Summary of the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $310,065 for the year ended December 31, 2004.

  PROPERTIES ACQUIRED FROM WEBER & COMPANY

  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2004

  Minimum rents to be received from tenants under operating leases, which terms range from two to 20 years, as of December 31, 2004, are as follows:

Year
2005	$4,979,148
2006	5,046,516
2007	5,046,516
2008	4,967,816
2009	4,456,005
Thereafter	27,846,203

$52,342,204

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Combined Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Stateline Station ("the Property") for the year ended December 31, 2004. This Historical Summary is the responsibility of the management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 8 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Stateline Station for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
February 26, 2005

STATELINE STATION

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

For the year ended
December 31, 2004

Gross income:
Base rental income	$1,220,522
Operating expense and real estate tax recoveries	304,637

Total gross income	1,525,159

Direct operating expenses:
Operating expenses	172,550
Insurance	40,220
Real estate taxes	197,006

Total direct operating expenses	409,776

Excess of gross income over direct operating expenses	$1,115,383
See accompanying notes to historical summary of gross income and direct operating expenses.

STATELINE STATION

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2004

  Business

  Stateline Station ("the Property") is located in Kansas City, MO. The Property consists of approximately 132,152 square feet of gross leasable area and was approximately 76% occupied at December 31, 2004. The Property is leased to a total of 16 tenants, of which four tenants account for approximately 76% of base rental revenue for the year ended December 31, 2004. On March 8, 2005, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 8 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2004.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $30,917 for the year ended December 31, 2004.

  STATELINE STATION

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2004

  Minimum rents to be received from tenants under operating leases, which terms range from one to 11 years, as of December 31 2004, are as follows:

Year
2005	$2,003,064
2006	2,027,680
2007	2,029,623
2008	2,037,394
2009	1,877,860
Thereafter	7,725,391

$17,701,012

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

McAllen Shopping Center

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 (unaudited)

For the year ended
December 31 2004
Gross income:	(unaudited)
Base rental income	$332,768
Operating expense and real estate tax recoveries	38,226

Total gross income	370,994

Direct operating expenses:
Operating expenses	22,627
Real estate taxes	37,784
Insurance	21,110

Total direct operating expenses	64,009

Excess of gross income over direct operating expenses	$286,421

See accompanying notes to historical summary of gross income and direct operating expense.

McAllen Shopping Center

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004
(unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of McAllen Shopping Center to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2004.

23rd Street Plaza

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 (unaudited)

For the year ended
December 31 2004
Gross income:	(unaudited)
Base rental income	$510,380
Operating expense and real estate tax recoveries	49,298

Total gross income	370,994

Direct operating expenses:
Operating expenses	8,968
Real estate taxes	59,455
Insurance	2,228

Total direct operating expenses	70,651

Excess of gross income over direct operating expenses	$489,027

See accompanying notes to historical summary of gross income and direct operating expense.

23rd Street Plaza

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004
(unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of 23rd Street Plaza to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2004.

Phenix Crossing

Historical Summary of Gross Income and Direct Operating Expenses
For the period from July 1, 2004 (commencement of operations) through December 31, 2004 (unaudited)

For the period from July 1, 2004 (commencement of operations) through
December 31 2004
Gross income:	(unaudited)
Base rental income	$298,203
Operating expense and real estate tax recoveries	40,844

Total gross income	339,047

Direct operating expenses:
Operating expenses	45,019
Real estate taxes	26,419
Insurance	7,154

Total direct operating expenses	78,592

Excess of gross income over direct operating expenses	$260,455

See accompanying notes to historical summary of gross income and direct operating expense.

Phenix Crossing

Historical Summary of Gross Income and Direct Operating Expenses
For the period from July 1, 2004 (commencement of operations) to December 31, 2004 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from July 1, 2004 (commencement of operations) to December 31, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Phenix Crossing to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from July 1, 2004 (commencement of operations) to December 31, 2004.

Magnolia Square

Historical Summary of Gross Income and Direct Operating Expenses
For the period from February 1, 2004 (commencement of operations) through December 31, 2004 (unaudited)

For the period from February 1, 2004 (commencement of operations) through
December 31 2004
Gross income:	(unaudited)
Base rental income	$703,210
Operating expense and real estate tax recoveries	106,846

Total gross income	810,056

Direct operating expenses:
Operating expenses	55,965
Real estate taxes	39,505
Insurance	9,876

Total direct operating expenses	105,346

Excess of gross income over direct operating expenses	$704,710

See accompanying notes to historical summary of gross income and direct operating expense.

Magnolia Square

Historical Summary of Gross Income and Direct Operating Expenses
For the period from February 1, 2004 (commencement of operations) to December 31, 2004 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from February 1, 2004 (commencement of operations) to December 31, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Magnolia Square to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from February 1, 2004 (commencement of operations) to December 31, 2004.

Cottage Plaza

Historical Summary of Gross Income and Direct Operating Expenses
For the period from November 1, 2004 (commencement of operations) through December 31, 2004 (unaudited)

For the period from November 1, 2004 (commencement of operations) through
December 31 2004
Gross income:	(unaudited)
Base rental income	$196,247
Operating expense and real estate tax recoveries	10,821

Total gross income	207,068

Direct operating expenses:
Operating expenses	13,398
Real estate taxes	27,217
Insurance	3,227

Total direct operating expenses	43,842

Excess of gross income over direct operating expenses	$163,226

See accompanying notes to historical summary of gross income and direct operating expense.

Cottage Plaza

Historical Summary of Gross Income and Direct Operating Expenses
For the period from November 1, 2004 (commencement of operations) to December 31, 2004 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from November 1, 2004 (commencement of operations) to December 31, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Cottage Plaza to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from November 1, 2004 (commencement of operations) to December 31, 2004.

Village at Quail Springs

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 (unaudited)

For the year ended
December 31 2004
Gross income:	(unaudited)
Base rental income	$522,678
Operating expense and real estate tax recoveries	80,998

Total gross income	603,676

Direct operating expenses:
Operating expenses	84,533
Real estate taxes	22,611
Insurance	44,546

Total direct operating expenses	151,690

Excess of gross income over direct operating expenses	$451,986

See accompanying notes to historical summary of gross income and direct operating expense.

Village at Quail Springs

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004
(unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Village at Quail Springs to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2004.

Holliday Towne Center

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004 (unaudited)

For the year ended
December 31 2004
Gross income:	(unaudited)
Base rental income	$997,591
Operating expense and real estate tax recoveries	166,812

Total gross income	1,164,403

Direct operating expenses:
Operating expenses	153,699
Real estate taxes	81,949
Insurance	28,475

Total direct operating expenses	264,123

Excess of gross income over direct operating expenses	$900,280

See accompanying notes to historical summary of gross income and direct operating expense.

Holliday Towne Center

Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2004
(unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Holliday Towne Center to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2004.

High Ridge Crossing

Historical Summary of Gross Income and Direct Operating Expenses
For the period from May 17, 2004 (commencement of operations) through December 31, 2004 (unaudited)

For the period from May 17, 2004 (commencement of operations) through
December 31 2004
Gross income:	(unaudited)
Base rental income	$347,416
Operating expense and real estate tax recoveries	126,501

Total gross income	473,917

Direct operating expenses:
Operating expenses	106,893
Real estate taxes	56,962
Insurance	4,813

Total direct operating expenses	168,668

Excess of gross income over direct operating expenses	$305,249

See accompanying notes to historical summary of gross income and direct operating expense.

High Ridge Crossing

Historical Summary of Gross Income and Direct Operating Expenses
For the period from May 17, 2004 (commencement of operations) to December 31, 2004 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the period from May 17, 2004 (commencement of operations) to December 31, 2004 has been prepared from the operating statements provided by the owners of the property during that period and requires management of High Ridge Crossing to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the period from May 17, 2004 (commencement of operations) to December 31, 2004.